As filed with the Securities and Exchange Commission on January 30, 1997


                                                       Registration No. 33-41913
                                                                        811-6367
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ----------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                       |_|


                         Post-Effective Amendment No. 6                      |X|


                                    and / or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                 Amendment No. 7                             |X|


                        (Check appropriate box or boxes)

                                ----------------

                        Gabelli Equity Series Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1434
               (Address of Principal Executive Offices)(Zip Code)
       Registrant's Telephone Number, including Area Code: (800) 422-3554

                                ----------------

                                 BRUCE N. ALPERT
                              JAMES E. MCKEE, ESQ.
                              One Corporate Center
                            Rye, New York 10580-1434
                     (Name and address of Agent for Service)
                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                      Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 735-3000

                                ----------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

          It is proposed that this filing will be effective (check appropriate box):

                    |X|  immediately upon filing pursuant to paragraph (b)

                    |_|  on (date) pursuant to paragraph (b)

                    |_|  60 days after filing pursuant to paragraph (a)(1)

                    |_|  on (date) pursuant to paragraph (a)(1)

                    |_|  75 days after filing pursuant to paragraph (a)(2)

                    |_|  on (date) pursuant to paragraph (a)(2) Rule 485.

     If appropriate, check the following box:

     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of securities under the Securities Act of 1933. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 29, 1996.


================================================================================

                        GABELLI EQUITY SERIES FUNDS, INC.
                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))
N-1A
Item No.                                        Location
--------                                        --------
  Part A     ................................   Prospectus

  Item 1.    Cover Page......................   Cover Page

  Item 2.    Synopsis........................   Prospectus Summary

  Item 3.    Condensed Financial Information    Table of Fees and Expenses;
                                                Financial Highlights

  Item 4.    General Description of
               Registrant ...................   Cover Page; Investment Objective
                                                and Policies and Related Risk
                                                Factors; Other Investment
                                                Techniques and Related Risk
                                                Factors; General Information

  Item 5.    Management of the Fund..........   Management of the Fund;
                                                General Information

  Item 5(a)  Management's Discussion of
               Performance ..................   Not Applicable

  Item 6.    Capital Stock and Other
               Securities ...................   Dividends, Distributions and
                                                Taxes; Redemption of Shares;
                                                General Information

  Item 7.    Purchase of Securities Being
               Offered ......................   Purchase of Shares; Distribution
                                                Plan

  Item 8.    Redemption or Repurchase........   Redemption of Shares

  Item 9.    Pending Legal Proceedings.......   Not Applicable

  Part B                                        Statement of Additional
                                                Information

  Item 10.   Cover Page......................   Cover Page

  Item 11.   Table of Contents...............   Cover Page

  Item 12.   General Information and History    Not Applicable

  Item 13.   Investment Objectives and
               Policies .....................   Other Investment Techniques;
                                                Investment Restrictions

  Item 14.   Management of the Fund..........   Directors and Officers

  Item 15.   Control Persons and Principal
               Holders of Securities.........   Directors and Officers

  Item 16.   Investment Advisory and Other
               Services .....................   Prospectus -- General
                                                Information; The Adviser; The
                                                Distributor

  Item 17.   Brokerage Allocation and Other
               Practices ....................   Portfolio Transactions and
                                                Brokerage

  Item 18.   Capital Stock and Other
               Securities ...................   Prospectus -- General
                                                Information

  Item 19.   Purchase, Redemption and Pricing
               of Securities Being Offered...   Prospectus -- Purchase of
                                                Shares; Redemption of Shares;
                                                Determination of Net Asset Value

  Item 20.   Tax Status.......................  Dividends, Distributions and
                                                Taxes

  Item 21.   Underwriters.....................  Prospectus -- Purchase of
                                                Shares; Distributor

  Item 22.   Calculation of Performance Date    Investment Performance
                                                Information

  Item 23.   Financial Statements.............  Portfolio of Investments;
                                                Statement of Assets and
                                                Liabilities; Statement of
                                                Operations; Statement of Changes
                                                in Net Assets; Notes to
                                                Financial Statements; Selected
                                                Per Share Data and Ratios.

Part C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------

The
Gabelli
Equity
Income
Fund



                                   PROSPECTUS


                                January 30, 1997



                               GABELLI FUNDS, INC.
                               Investment Adviser

                             GABELLI & COMPANY, INC.
                                   Distributor


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         The Gabelli Equity Income Fund

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)

================================================================================


PROSPECTUS January 30, 1997

The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is a no-load open-end, diversified, management investment company whose investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund seeks to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities.

Shares of the Fund May be purchased without a sales load at net asset value. The minimum initial investment is $1,000. The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.


                             ----------------------


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated January 30, 1997 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet website (http://www.sec.com) and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and are not insured or guaranteed by any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve risk, including the possible loss of principal.


                             ----------------------

                       This Prospectus should be retained
                       by investors for future reference.

                             ----------------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.


The Fund: The Gabelli Equity Income Fund is a no-load open-end, diversified, management investment company.


Investment Objective: The Fund's investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund will seek to achieve this objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities. The Fund's investment adviser will look for such securities that have a better yield than the average of the Standard & Poor's 500 Stock Index, as well as capital gains potential. Although the Fund may also invest in any type of debt instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in income producing equity securities (which include common stocks, preferred stocks and securities convertible into or exchangeable for common and preferred stock). See "Investment Objective and Policies and Related Risk Factors" and "Other Investment Techniques and Related Risk Factors."

      There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Additional Statement are fundamental and may not be changed without shareholder approval. Its other investment policies may be changed by the Board of Directors without shareholder approval.

Management and Fees: Gabelli Funds, Inc. (the "Adviser") serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. Gabelli & Company, Inc. (the "Distributor"), will act as distributor for Fund shares. The Fund has a distribution plan which permits it to pay the Distributor and others up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. See "Management of the Fund" and "Distribution Plan."


How to Purchase Shares: Shares of the Fund may be purchased through certain registered brokers or the Transfer Agent at the net asset value per share next determined after receipt of an order by the Fund's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Purchase of Shares" and "Retirement Plans."


How to Sell Shares: Shares of the Fund may be redeemed through certain registered brokers and the transfer agent by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. See "Redemption of Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dividends and Reinvestment: The Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes. "Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


Risk Factors: Investors should consider the risks associated with equity securities. See "Investment Objective and Policies and Related Risk Factors -- Equity Securities." The Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the Fund were to borrow money for additional investments, and such additional investments failed to cover their cost (including interest costs on such borrowings) the Fund's performance would be poorer than would otherwise be the case. Furthermore, if the Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement of the Investment Company Act of 1940, the Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous. The Fund may use various investment practices that also involve special risks. For a discussion of these practices and the associated risks, see "Other Investment Techniques and Related Risk Factors."

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:


Maximum Sales Charge Imposed on Purchases ..........................    None
Maximum Sales Charge Imposed on Reinvested Dividends................    None
Deferred Sales Charge...............................................    None
Redemption Fees.....................................................    None
Exchange Fees.......................................................    None


Annual Fund Operating Expenses (as a percentage of average net assets):


Management Fees (a).................................................    1.00%
12b-1 Expenses (b)..................................................     .25
Other Expenses (c)..................................................     .68%
                                                                     -------
    Total Operating Expenses........................................    1.93%
                                                                     =======



Example:                               1 year    3 years    5 years    10 years
                                       ------    -------    -------    --------
You would pay the following
  expenses on a $1,000
  investment, assuming a
  5% annual return at the
  end of each period                     $20        $61       $104       $225


--------------------------------------------------------------------------------


The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.


The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.

-----------

(a) Subject to potential reduction as a result of the Adviser's expense reimbursement obligations. See "Management of the Fund."
(b) See "Distribution Plan." Long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(c) Such expenses include custodian and transfer agency fees and other customary Fund expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1996 is included in the Fund's Annual Report to Shareholders dated September 30, 1996. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


FINANCIAL HIGHLIGHTS

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information:


Selected data for a share of capital stock outstanding throughout each period ended September 30:


                                                       1996           1995          1994          1993          1992+
                                                      -------        -------       -------       -------       -------
Operating Performance:

   Net asset value, beginning of period ............  $ 12.65        $ 11.54       $ 12.15       $ 10.40       $ 10.00
   Net investment income ...........................     0.28           0.29          0.30          0.29          0.21
   Net realized and unrealized gain on securities ..     1.76           1.77          0.08          1.81          0.37
                                                      -------        -------       -------       -------       -------
   Total from investment operations ................     2.04           2.06          0.38          2.10          0.58
Less Distributions:
   Dividends from net investment income ............    (0.28)         (0.29)        (0.31)        (0.29)        (0.18)
   Distributions in excess of net investment
     income ........................................    (0.01)          --            --            --            --
   Distributions from net realized gain on
     investments ...................................    (0.59)         (0.66)        (0.68)        (0.06)         --
                                                      -------        -------       -------       -------       -------
   Total Distributions .............................    (0.88)         (0.95)        (0.99)        (0.35)        (0.18)
   Net asset value, end of period ..................  $ 13.81        $ 12.65       $ 11.54       $ 12.15       $ 10.40
                                                      =======        =======       =======       =======       =======
   Total Return ....................................    16.65%         19.24%         3.30%        20.50%         5.80%
Ratios to average net
  assets/supplemental data:
   Net assets, end of period (in thousands) ........  $57,006        $54,806       $50,191       $54,585       $44,940
   Ratio of operating expenses to
     average net assets ............................     1.93%          1.83%         1.81%         1.78%         1.93%*
   Ratio of net investment
     income to average net assets ..................     1.99%          2.50%         2.58%         2.62%         2.65%*
   Portfolio turnover rate .........................       20%            30%           20%           76%           22%
   Average commission rate per share (a) ...........  $ 0.048           --            --            --            --


----------
*   Annualized
+   Fund commenced operations on January 2, 1992.


(a) For fiscal years beginning on or after November 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


INVESTMENT OBJECTIVE AND POLICIES
AND RELATED RISK FACTORS

The Fund's investment objective is to seek a high level of total return on its assets with an emphasis on income, through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. The Adviser will look for such securities that have a better yield than the average of the Standard & Poor's 500 Stock Index, as well as capital gains potential. Although the Fund may also invest in any type of debt instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in income producing equity securities (which include common stocks, preferred stocks and securities convertible into or exchangeable for common and preferred stock). Risks inherent in the Fund's investment objective and policies are discussed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equity Securities

Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service ("Moody's") and not considered by the Adviser to be of similar quality.

The Fund may invest up to 35% of its assets in convertible and nonconvertible fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of comparable quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to in the financial press as "junk

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

bonds." For further information regarding lower rated securities and the risks associated therewith, see "Other Investment Techniques" in the Additional Statement and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached hereto as an Appendix.

Nonconvertible Debt Securities


Under normal market conditions, the Fund may invest up to 35% of its assets in fixed income securities which are not convertible or exchangeable for common stock. These securities include preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. See "Equity Securities" for a discussion of credit considerations. Preferred stocks are subject to the same types of risks as debt instruments.


Asset-Backed and Mortgage-Backed
Securities

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

For temporary defensive purposes the Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

OTHER INVESTMENT TECHNIQUES
AND RELATED RISK FACTORS

Foreign Securities

The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and may not be recoverable by the Fund or the investor.

Corporate Reorganizations

Subject to the Fund's policy of investing at least 65% of its assets in income producing equity securities, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

Options and Futures

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission the Fund is limited to an investment not in excess of 5% of its total assets

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on recognized stock exchanges.

When Issued, Delayed Delivery
Securities and Forward Commitments

The Fund may enter into forward commitments

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. See "When Issued, Delayed Delivery Securities and Forward Commitments" in the Additional Statement.

Unseasoned Companies

The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and price volatility, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of

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its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

The Fund may invest up to 10% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its total assets would be so invested.

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Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult to qualify as a regulated investment company for Federal tax purposes, in view of the requirement that, in order to so qualify, the Fund must derive less than 30% of its gross income in any tax year from gains on the sale of securities held less than three months. Failure to qualify as a regulated investment company would result in Federal taxation of the Fund's income at the standard corporate rate of 35%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

MANAGEMENT OF THE FUND


The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Distributor, the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund on behalf of the Fund, the Adviser under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others; and pays the compensation of the Administrator and all officers


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and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli
--Portfolio Manager, will be primarily responsible for the day-to-day management of the Gabelli Equity Income Fund. Mr. Gabelli is Chairman, President and Chief Executive Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Adviser received fees of $520,763, $512,370 and $561,461, respectively, representing an annualized fee of 1.00% of average net assets. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.

The Adviser was formed in 1980 and as of December 31, 1996 acts as investment adviser to the following funds with aggregate assets in excess of $4.1 billion:

                                                     Net Assets
Open-end funds:                                        12/31/96
---------------                                        --------
                                                   (in millions)
The Gabelli Asset Fund                                   $1,080
The Gabelli Growth Fund                                     609
Gabelli Gold Fund, Inc.                                      17
The Gabelli Value Fund Inc.                                 461
The Gabelli Small Cap Growth Fund                           216
The Gabelli Equity Income Fund                               60
The Gabelli U.S. Treasury Money Market Fund                 234
The Gabelli ABC Fund                                         27
The Gabelli Global  Telecommunications Fund                 109
The Gabelli Global Interactive
  Couch Potato(R) Fund                                       32
The Gabelli Global Convertible  Securities Fund              14
Gabelli International Growth Fund, Inc.                      13
Gabelli Capital Asset Fund                                   51

Closed-end funds:
-----------------
The Gabelli Convertible Securities Fund, Inc.                90
The Gabelli Equity Trust Inc.                             1,051
The Gabelli Global Multimedia Trust Inc.                     91

Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc, ("GAMCO"), a majority owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of December 31, 1996, GAMCO had aggregate assets in excess of $5.2 billion under its management. Teton Advisers LLC is an affiliated Investment Adviser to the Westwood Funds with aggregate assets in excess of $88 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.


In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditors' services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent) and any other persons hired by the Fund, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expense of the Fund's distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Additional Statement contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, and administrative provisions.

Administrator


The Adviser has entered into an Administration Contract with BISYS Fund Services, Inc. ("BISYS" or the "Administrator") pursuant to which the


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Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Administrator's services do not include the investment advisory and portfolio management services of the Adviser. For the services and the related expenses borne by BISYS, the Adviser pays it a monthly fee at the annual rate of .10% of the average net assets (with a minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by the Adviser and affiliates and administered by BISYS; 0.075% of any assets above $350 million and .06% of any assets above $600 million which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice. BISYS has its principal office at 3435 Stelzer Rd., Columbus, Ohio 43219.


DISTRIBUTION PLAN

The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of the Fund's average daily net assets. Payments may be made in subsequent years for expenses incurred in prior years. The potential for such subsequent payments is a contingent liability for which no amount is currently being recorded because the Fund does not have a reasonable basis on which to conclude that the Board of Directors will approve such payment.

Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders.

The Board of Directors has initially implemented the Plan by having the Corporation enter into an agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Plan for distribution activities of the types listed above. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For

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the fiscal years ended September 30, 1994, September 30, 1995 and September
30, 1996, the Fund incurred distribution costs of $130,199, $128,073 and $140,353 respectively, or 0.25% of average net assets under the Plan.


PURCHASE OF SHARES


Shares of the Fund are currently offered without a sales charge. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Shares of the Fund are sold at the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payment arrangements satisfactory to the Fund. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.


Shares of the Fund may be purchased through registered broker-dealers. Such broker-dealers may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.

Prospectuses, sales material and applications may be obtained from the Distributor. The Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

Mail

To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Equity Income Fund" to:

                                The Gabelli Funds
                                  P.O. Box 8308
                              Boston, MA 02266-8308

Subsequent purchases do not require a completed application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. The Fund reserves the right to

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reject purchases by check made payable to someone other than the Fund.

Bank Wire

To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                      ABA # 011-0000-28 REF DDA # 99046187
                           Attn: Shareholder Services
                       Re: The Gabelli Equity Income Fund

A/C #_______________________________

Account of   (Registered Owner)
         ---------------------------
225 Franklin Street, Boston, MA 02110

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery

Deliver a check made payable to "The Gabelli Equity Income Fund" along with a completed subscription order form to:

                                The Gabelli Funds
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171
Telephone Investment Plan

You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

Other Investors

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.

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REDEMPTION OF SHARES


Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem Fund shares through certain registered broker-dealers, who have made arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Telephone Redemption
By Check

The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that

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the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the New York Stock Exchange is not open, a new request will be required the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen
(15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.


Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $4,000 annually (beginning for 1997 contributions) to either or both IRAs pro-


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vided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis.

The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders.

To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income (exclusive of losses) must be derived from the sale or other disposition of securities held for less than three months. The loss of such status would result in the Fund being subject to Federal income tax on its taxable income and gains.

A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

GENERAL INFORMATION

Description of Shares, Voting Rights
and Liabilities


The Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of


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                                                                              17

--------------------------------------------------------------------------------

Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

Performance Information

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

Custodian, Transfer Agent and
Dividend Disbursing Agent

State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located

--------------------------------------------------------------------------------

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at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street
Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

Independent Auditors

Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 7th Ave., New York, NY 10019.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554).

Upon request, Gabelli and Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information con- tained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement including items omitted herein, may be obtained from the Commis-sion by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund or its Distributor.

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                                                                              19

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                  TABLE OF CONTENTS

                                                 Page
                                                 ----
Prospectus Summary .........................        2

Table of Fees and Expenses .................        3

Financial Highlights .......................        4

Investment Objective and Policies and
  Related Risk Factors .....................        4

Other Investment Techniques and
  Related Risk Factors .....................        6

Management of the Fund .....................       10

Distribution Plan ..........................       12

Purchase of Shares .........................       13

Redemption of Shares .......................       15

Retirement Plans ...........................       16

Dividends, Distributions and Taxes .........       17

General Information ........................       17

--------------------------------------------------------------------------------
No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The
Gabelli
Small Cap
Growth
Fund



                                   PROSPECTUS


                                January 30, 1997




                               GABELLI FUNDS, INC.
                               Investment Adviser


                             GABELLI & COMPANY, INC.
                                   Distributor




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        The Gabelli Small Cap Growth Fund

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)

================================================================================


PROSPECTUS January 30, 1997

The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is a no-load open-end, diversified, management investment company whose investment objective is to seek a high level of capital appreciation on its assets. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of smaller companies (those with market values at the time of investment of less than $500 million) which the Fund's investment adviser believes are likely to have rapid growth in revenue and/or earnings and potential for above average capital appreciation.

Shares of the Fund may be purchased without a sales load at net asset value. The minimum initial investment is $1,000. Additionally, accounts establishing an Automatic Investment Plan do not require any minimum initial investment (see "Purchase of Shares"). The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.


                             ----------------------


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated January 30, 1997 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference along with other materials on the SEC Internet website (http://www/sec.com) and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and are not insured or guaranteed by any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other government agency and involve risk, including the possible loss of principal.


                             ----------------------

                       This Prospectus should be retained
                       by investors for future reference.

                             ----------------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.


The Fund: The Gabelli Small Cap Growth Fund is a no-load open-end, diversified, management investment company.

Investment Objective: The Fund's investment objective is to seek a high level of capital appreciation on its assets. The Fund will seek to achieve this objective by investing primarily in equity securities of smaller companies (those with total market values at the time of investment of less than $500 million) which the Fund's investment adviser believes are likely to have rapid growth in revenues and/or earnings and potential for above average capital appreciation. Although the Fund may also invest in any type of fixed income instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in the equity securities of smaller growth companies (as defined above). Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. See "Investment Objective and Policies and Related Risk Factors" and "Other Investment Techniques and Related Risk Factors."


      There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Additional Statement are fundamental and may not be changed without shareholder approval. Its other investment policies may be changed by the Board of Directors without shareholder approval.

Management and Fees: Gabelli Funds, Inc. (the "Adviser") serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. Gabelli & Company, Inc. (the "Distributor"), will act as distributor for Fund shares. The Fund has a distribution plan which permits it to pay the Distributor and others up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. See "Management of the Fund" and "Distribution Plan."


How to Purchase Shares: Shares of the Fund may be purchased through certain registered brokers or the transfer agent at the net asset value per share next determined after receipt of an order by the Fund's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Investment through an Individual Retirement Account, other retirement plans and Uniform Gift to Minors Act Accounts, however, have different requirements. There is no minimum initial investment requirement for accounts establishing an Automatic Investment Plan. See "Purchase of Shares" and "Retirement Plans."


How to Sell Shares: Shares of the Fund may be redeemed through certain registered brokers and the transfer agent by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. See "Redemption of Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividends and Reinvestment: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

Risk Factors: Investors should consider the risks associated with smaller growth companies. See "Investment Objective and Policies and Related Risk Factors -- Equity Securities." The Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the Fund were to borrow money for additional investments, and such additional investments failed to cover their cost (including interest costs on such borrowings) the Fund's performance would be poorer than would otherwise be the case. Furthermore, if the Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement of the Investment Company Act of 1940, the Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous. The Fund may use various investment practices that also involve special risks. For a discussion of these practices and the associated risks, see "Other Investment Techniques and Related Risk Factors."

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases...........................   None
Maximum Sales Charge Imposed on Reinvested Dividends................   None
Deferred Sales Charge...............................................   None
Redemption Fees.....................................................   None
Exchange Fees.......................................................   None


Annual Fund Operating Expenses (as a percentage of average net assets):


Management Fees (a).................................................    1.00%
12b-1 Expenses (b)..................................................     .25
Other Expenses (c)..................................................     .33%
                                                                     -------
    Total Fund Operating Expenses...................................    1.58%
                                                                     =======


Example:                                    1 year   3 years   5 years  10 years
                                            ------   -------   -------  --------

You would pay the following expenses
  on a $1,000 investment, assuming a 5%
  annual return at the end of each period...  $16      $50       $86      $188


--------------------------------------------------------------------------------

The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------------
The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.

-----------

(a) Subject to potential reduction as a result of the Adviser's expense reimbursement obligations. See "Management of the Fund."
(b) See "Distribution Plan." Long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(c) Such expenses include custodian and transfer agency fees and other customary Fund expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1996 is included in the Fund's Annual Report to Shareholders dated September 30, 1996. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


FINANCIAL HIGHLIGHTS

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information:


Selected data for a share of capital stock outstanding throughout each period ended September 30:


                                                      1996          1995           1994           1993           1992+
                                                     -------       -------        -------        -------        -------
Operating Performance:
   Net asset value, beginning of period .........    $ 19.34       $ 17.24        $ 16.90        $ 13.10        $ 10.00
   Net investment income (loss) .................      (0.09)        (0.04)         (0.05)          0.01           0.04
   Net realized and unrealized gain on securities       2.11          3.17           0.81           3.98           3.14
                                                     -------       -------        -------        -------        -------
   Total from investment operations .............       2.02          3.13           0.76           3.99           3.18
Less Distributions:
   Dividends from net investment income .........       --            --             --            (0.03)         (0.01)
   Distributions from net realized gain on
     investments ................................      (1.34)        (1.03)         (0.42)         (0.16)         (0.07)
                                                     -------       -------        -------        -------        -------
   Total Distributions ..........................      (1.34)        (1.03)         (0.42)         (0.19)         (0.08)
   Net asset value, end of period ...............    $ 20.02       $ 19.34        $ 17.24        $ 16.90        $ 13.10
                                                     =======       =======        =======        =======        =======
   Total Return .................................      11.01%        19.47%          4.48%         30.65%         31.86%
Ratios to average net
  assets/supplemental data:
   Net assets, end of period
     (in thousands) ............................    $223,239      $231,156       $205,699       $204,617       $94,864
   Ratio of operating expenses to
     average net assets ........................        1.58%         1.54%          1.54%          1.64%          1.97%*
   Ratio of net investment income (loss)
     to average net assets .....................       (0.42)%       (0.24)%        (0.28)%         0.03%          0.32%*
   Portfolio turnover rate .....................          11%           17%            18%            13%            16%
   Average commission rate per share (a) .......     $ 0.049          --             --             --             --


----------
*   Annualized
+ For the period October 22, 1991 (commencement of operations) through September 30, 1992.

(a) For fiscal years beginning on or after Nov. 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


INVESTMENT OBJECTIVE AND POLICIES
AND RELATED RISK FACTORS

The Fund's investment objective is to seek a high level of capital appreciation on its assets by investing primarily in the equity securities of smaller companies (those with total market values at the time of investment of less than $500 million) which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation. Although the Fund may also invest in any type of fixed income instrument and may use various hedging techniques, under normal market conditions the Fund will invest at least 65% of its total assets in the equity securities of smaller growth companies (as defined above). Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Risks inherent in the Fund's investment objective and policies are discussed below.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obliga-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

tions and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies usually have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

On the other hand, higher market risks are often associated with smaller growth companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of smaller growth companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Although the Adviser believes that capital appreciation opportunities may be found in these securities, it does not expect them to constitute a major portion of the Fund's portfolio. Preferred stocks and convertible securities have many of the same characteristics and risks as

--------------------------------------------------------------------------------
nonconvertible debt securities described below. There is no minimum credit rating for these securities in which the Fund may invest.

Nonconvertible Debt Securities

Under normal market conditions, the Fund may invest in nonconvertible debt securities. These securities include bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. Fixed income securities rated, at the time of investment, less than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service ("Moody's") or which are unrated but of comparable quality in the judgment of the Adviser, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. For further information regarding lower rated securities, which are often known as "junk bonds", and the risks associated therewith, see "Other Investment Techniques" and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached in the Additional Statement as an Appendix.

Asset-Backed and Mortgage-Backed
Securities

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

For temporary defensive purposes the Fund may invest up to 100% of its assets in fixed income securities of high quality money market instruments.

OTHER INVESTMENT TECHNIQUES
AND RELATED RISK FACTORS

Foreign Securities

The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Corporate Reorganizations

Subject to the Fund's policy of investing at least 65% of its assets in equity securities of smaller companies, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

Options and Futures

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Fund is limited to an investment not in excess of 5% of its total assets.

Other Investment Companies

The Fund may invest up to 10% of its total assets in other investment companies (not more than 5% of the Fund's total assets may be invested in any one investment company and the Fund may not invest in more than 3% of the securities of any one investment company).

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Warrants and Rights


The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.


Unseasoned Companies

The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.

When Issued, Delayed Delivery
Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the

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8
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Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including

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accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult for the Fund to qualify as a regulated investment company for Federal tax purposes, in view of the requirement that, in order to so qualify, the Fund must derive less than 30% of its gross income in any tax year from gains on the sale of securities held less than three months. Failure to qualify as a regulated investment company would result in Federal taxation of the Fund's income at the standard corporate rate of 35%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

MANAGEMENT OF THE FUND

The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli & Company, Inc. (the "Distributor"), the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser under the supervision of the

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Fund's Board of Directors, provides a continuous investment program for the
Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others, and pays the compensation of the Administrator and all officers and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli --Portfolio Manager, will be primarily responsible for the day-to-day management of The Gabelli Small Cap Growth Fund. Mr. Gabelli is Chairman, President and Chief Executive Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Adviser received fees of $2,102,245, $2,112,855 and $2,276,908, respectively, representing an annualized fee of 1.00% of average net assets. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.

The Adviser was formed in 1980 and as of December 31, 1996 acts as investment adviser to the following funds with aggregate assets in excess of $4.1 billion:

                                                     Net Assets
Open-end funds:                                        12/31/96
---------------                                        --------
                                                   (in millions)
Gabelli Asset Fund                                       $1,080
Gabelli Growth Fund                                         609
Gabelli Gold Fund, Inc.                                      17
Gabelli Value Fund Inc.                                     461
Gabelli Small Cap Growth Fund                               216
Gabelli Equity Income Fund                                   60
Gabelli U.S. Treasury Money Market Fund                     234
Gabelli ABC Fund                                             27
The Gabelli Global Telecommunications Fund                  109
The Gabelli Global Interactive
  Couch Potato(R) Fund                                       32
The Gabelli Global Convertible Securities Fund               14
Gabelli International Growth Fund, Inc.                      13
Gabelli Capital Asset Fund                                   51

Closed-end funds:
-------------
The Gabelli Convertible
  Securities Fund, Inc.                                      90
The Gabelli Equity Trust Inc.                             1,015
The Gabelli Global Multimedia
  Trust Inc.                                                 91

Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a majority owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of December 31, 1995, GAMCO had aggregate assets in excess of $5.2 billion under its management. Teton Advisors LLC is an affiliated Investment Adviser to the Westwood Funds with aggregate assets in excess of $88 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.


In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent), and any persons hired by the Fund, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in

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                                                                              11
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various jurisdictions, expense of the Fund's distribution plan adopted under
Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Administrator


The Adviser has entered into an Administration Contract with BISYS Fund Services, Inc. ("BISYS" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Administrator's services do not include the investment advisory and portfolio management services provided by the Adviser. For the services and related expenses borne by BISYS, the Adviser pays it a monthly fee at the annual rate of .10% of the average net assets of all the funds advised by such Adviser, (with a minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by the Adviser and administered by BISYS and 0.075% of any net assets above $350 million, and .06% of any assets above $600 million, which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice. BISYS has its office at 3435 Stelzer Road, Columbus, Ohio 43219.


DISTRIBUITION PLAN

The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of the Fund's average daily net assets. Payments may be made in subsequent years for expenses incurred in prior years. The potential for such subsequent payments is a contingent liability for which no amount is currently being recorded because the Fund does not have a reasonable basis on which to conclude that the Board of Directors will approve such payment.

Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders.

The Board of Directors has initially implemented the Plan by having the Corporation enter into an agreement with the Distributor authorizing reimbursement of expenses (including overhead)

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12
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incurred by the Distributor and its affiliates up to the .25% rate authorized by the Plan for distribution activities of the types listed above. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Fund incurred distribution costs payable to the Adviser, of $525,520, $528,080 and $503,777, respectively, or 0.25% of average net assets, under the Plan.


PURCHASE OF SHARES


Shares of the Fund are sold at the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Fund. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children require only $1,000. There is no minimum for subsequent investments. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

Shares of the Fund may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.


Prospectuses, sales material and applications may be obtained from the Distributor. The Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

Mail

To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Small Cap Growth Fund" to:

                                The Gabelli Funds
                                  P.O. Box 8308
                              Boston, MA 02266-8308

Subsequent purchases do not require a completed application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact

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name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. The Fund reserves the right to reject purchases by check made payable to someone other than the Fund.

Bank Wire

To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                      ABA # 011-0000-28 REF DDA # 9904-6187
                           Attn: Shareholder Services
                      Re: The Gabelli Small Cap Growth Fund

A/C #_______________________________

Account of   (Registered Owner)
       -----------------------------
225 Franklin Street, Boston, MA 02110

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery

Deliver a check made payable to "The Gabelli Small Cap Fund" along with a completed subscription order form to:

                                The Gabelli Funds
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171

Telephone Investment Plan

You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

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Other Investors

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

REDEMPTION OF SHARES

Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1933, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem Fund shares through certain registered broker-dealers, who have made arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other

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                                                                              15
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than an IRA) which as a result of shareholder redemption has a value below $500.
However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Telephone Redemption
By Check

The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven
(7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the New York Stock Exchange is not open, a new request will be required the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen
(15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is

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16
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$1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $4,000 annually (beginning for 1997 contributions) to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.


Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

DIVIDENDS, DISTRIBUTIONS AND TAXES


Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.


The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders.

To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income (exclusive of losses) must be derived from the sale or other disposition of securities held for less than three months. The loss of such status would result in the Fund being subject to Federal income tax on its taxable income and gains.

A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

GENERAL INFORMATION

Description of Shares, Voting Rights
and Liabilities

The Fund is a series of Gabelli Equity Series Funds, Inc., (the "Corporation") which was incor-

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                                                                              17
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porated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series.
Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

Performance Information

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods

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18

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based on investments at various sales charge levels or net asset values.

Custodian, Transfer Agent and
Dividend Disbursing Agent

State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

Independent Auditors

Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 7th Ave., New York, NY 10019.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554).

Upon request, Gabelli & Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information con- tained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement including items omitted herein, may be obtained from the Commis-sion by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund or its Distributor.

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                                                                              19

                  TABLE OF CONTENTS

                                                 Page
                                                 ----
Prospectus Summary .........................        2

Table of Fees and Expenses .................        3

Financial Highlights .......................        4

Investment Objective and Policies and
  Related Risk Factors .....................        4

Other Investment Techniques and
  Related Risk Factors .....................        6

Management of the Fund .....................       10

Distribution Plan ..........................       12

Purchase of Shares .........................       13

Redemption of Shares .......................       15

Retirement Plans ...........................       16

Dividends, Distributions and Taxes .........       17

General Information ........................       17

--------------------------------------------------------------------------------
No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                        GABELLI EQUITY SERIES FUNDS, INC.
                         THE GABELLI EQUITY INCOME FUND


                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 30, 1997

This Statement of Additional Information ("Additional Statement") relates to The Gabelli Small Cap Growth Fund (the "Small Cap Fund") and The Gabelli Equity Income Fund (the "Equity Income Fund") (each a "Fund" collectively the "Funds") which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the relevant Fund's prospectus dated January 30, 1997, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.



                                TABLE OF CONTENTS
                                                                 Page
                                                                 -----

               Other Investment Techniques ...................   B-2

               The Adviser ...................................   B-5

               The Distributor ...............................   B-6

               Directors and Officers ........................   B-7

               Investment Restrictions .......................   B-10

               Portfolio Transactions and Brokerage ..........   B-11

               Purchase and Redemption of Shares .............   B-13

               Determination of Net Asset Value ..............   B-13

               Dividends, Distributions and Taxes ............   B-13

               Investment Performance Information ............   B-16

               Appendix to Statement of Additional Information   B-17

               Financial Statements ..........................   B-21

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

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                           OTHER INVESTMENT TECHNIQUES

Securities Subject to Reorganization


      Subject to each Fund's policy of investing at least 65% of its assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Fund) each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. (See "Other Investment Techniques and Related Risk Factors" in the Prospectus.)

      In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments each Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" under the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes" in the Prospectus). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification test of the Code.


Nonconvertible Debt Securities


      As disclosed in the Prospectus, up to 35% of each Fund's assets may be invested in lower quality nonconvertible debt securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for


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B-2

--------------------------------------------------------------------------------


evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


      The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.


      Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value. In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.


      From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.


      The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.


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                                                                             B-3

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Hedging Transactions


      Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.


      A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

      Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.


      These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

      Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.


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B-4

--------------------------------------------------------------------------------


                                   THE ADVISER


      The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.


      Pursuant to an Investment Advisory Contract which was approved by each Fund's sole shareholder on December 9, 1991 for the Equity Income Fund and October 2, 1991 for the Small Cap Fund, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for each Fund, arranges the portfolio transactions for each Fund and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Corporation.

      Under each Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Corporation's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.

      The Adviser has entered into an Administration Contract with BISYS Fund Services ("BISYS" or the "Administrator") 3435 Stelzer Road, Columbus, Ohio 43219, pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by BISYS, the Adviser pays a monthly fee at the annual rate of .10% of the average net assets of the Fund (minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by such Adviser and administered by BISYS and .075% of any net assets above $350 million, and .06% of any assets above $600 million which together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

      The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contract provides that each Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Investment


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                                                                             B-5

--------------------------------------------------------------------------------


Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

      The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect until October 1993 for the Small Cap Fund and December 15, 1993 for the Equity Income Fund, and from year to year thereafter, so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Corporation, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.


      The Investment Advisory Contract also provides that the Adviser is obligated to reimburse to the Funds any amount up to the amount of its advisory fee by which its aggregate expenses including advisory fees payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contract is in effect exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which the shares of the Funds are registered or qualified for sale. Such limitation is currently believed to be 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For purposes of this expense limitation Fund expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that the includable Fund expenses to date exceed the proportionate amount of such limitation to date.

                                 THE DISTRIBUTOR


      Each Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

      The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the vote of the holders of a majority of the outstanding securities of the Funds or by written consent of a majority of the directors who are not interested persons of the Corporation or the Distributor. The Distribution


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Agreement will automatically terminate in the event of its assignment, as defined in the Act.The Distribution Agreement provides that, unless terminated, it will remain in effect until October 1, 1993 for the Small Cap Fund and December 15, 1993 for the Equity Income Fund and from year to year thereafter, so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor.


                             DIRECTORS AND OFFICERS


      The Directors and Executive Officers of the Corporation, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.


                                   Principal Occupations During
Name, Position with the Funds      Last Five Years; Affiliations
and Address                        with the Adviser or Administrator.
---------------------------------  ---------------------------------------------


Mario J. Gabelli*                  Mr. Gabelli is Chairman, Chief Executive
President, Director and            Officer, Chief Investment Officer and a
Chief Investment Officer           Director of Gabelli Funds, Inc. and GAMCO
Age: 54                            Investors, Inc.; President and Chairman of
                                   The Gabelli Equity Trust Inc.; The Gabelli
                                   Global Multimedia Trust Inc.; President,
                                   Chief Investment Officer and Director of The
                                   Gabelli Value Fund Inc., The Gabelli
                                   Convertible Securities Fund, Inc., Gabelli
                                   Investor Funds, Inc., Gabelli Capital Asset
                                   Fund and Gabelli Global Series Funds, Inc.
                                   Director of Gabelli International Growth
                                   Fund, Inc. and Gabelli Gold Fund, Inc.
                                   Trustee of The Gabelli Asset Fund; The
                                   Gabelli Money Market Funds; and The Gabelli
                                   Growth Fund; Chairman and Director of Lynch
                                   Corporation. Director and Adviser of Gabelli
                                   International Ltd. and Gabelli Associates,
                                   Ltd. Director of The Morgan Group, Inc. and
                                   Spinnaker Industries, Inc.

James E. McKee                     Vice President and General Counsel and
Secretary                          Secretary of Gabelli Funds, Inc.; Secretary
Age: 33                            of all Funds Advised by Gabelli Funds, Inc.
                                   and Teton Advisers LLC. Secretary of The
                                   Westwood Funds since August 1995. Vice
                                   President and General Counsel of GAMCO
                                   Investors, Inc. since 1993. Formerly Branch
                                   Chief with the U.S. Securities and Exchange
                                   Commission in New York from 1992 through
                                   1993. Staff attorney with the Securities and Exchange Commission in New York from 1989 through 1992.

Bruce N. Alpert                    Vice President and Chief Financial Officer of
Vice President and                 the investment advisory division of the
Treasurer                          Adviser, President and Treasurer of The
Age: 45                            Gabelli Asset Fund and The Gabelli Growth
                                   Fund; Vice President and Treasurer of The
                                   Gabelli Equity Trust Inc., The Gabelli Global
                                   Multimedia Trust Inc., The Gabelli
                                   Convertible Securities Fund, Inc., Gabelli
                                   Investor Funds, Inc., Gabelli International
                                   Growth Fund, Inc., Gabelli Gold Fund, Inc.,
                                   Gabelli Capital Asset Fund, Gabelli Global
                                   Series Funds, Inc. and The Gabelli Money
                                   Market Funds, and since November 1994 Vice
                                   President of The Westwood Funds and Manager of Teton Advisers LLC.


--------------------------------------------------------------------------------

                                   Principal Occupations During
Name, Position with the Funds      Last Five Years; Affiliations
and Address                        with the Adviser or Administrator.
---------------------------------  ---------------------------------------------


Felix J. Christiana                Formerly Senior Vice President of Dry Dock
Director                           Savings Bank. Mr. Christiana is also a
Age: 72                            Director of The Gabelli Value Fund Inc., The
                                   Gabelli Convertible Securities Fund, Inc.,
                                   Gabelli Investor Funds, Inc., and Gabelli
                                   Global Series Funds, Inc., The Gabelli Global
                                   Multimedia Trust Inc., The Gabelli Equity
                                   Trust Inc., and The Treasurer's Fund, Inc., and a Trustee of The Gabelli Asset Fund and
                                   The Gabelli Growth Fund.

Anthony J. Colavita                President and Attorney at Law in the law firm
Director                           of Anthony J. Colavita, P.C.; Director of The
Age: 61                            Gabelli Value Fund Inc. and The Gabelli
                                   Convertible Securities Fund, Inc., Gabelli
                                   Investor Funds Inc., and Gabelli Global
                                   Series Funds, Inc.; Trustee of The Gabelli
                                   Asset Fund, The Gabelli Growth Fund, The
                                   Gabelli Money Market Funds and The Westwood
                                   Funds.

Vincent D. Enright                 Senior Vice President and Chief Financial
Director                           Officer of Brooklyn Union Gas Company.
Age: 55                            Trustee of The Gabelli Money Market Funds.
                                   Director of Gabelli Investor Funds, Inc., and
                                   Gabelli Global Series Funds, Inc.

John D. Gabelli*                   Vice President of Gabelli & Company, Inc.,
Director                           Director of Gabelli Investor Funds, Inc., and
Age: 52                            Gabelli Global Series Funds, Inc. Manager of
                                   Teton Advisers LLC.

Robert J. Morrissey                Partner in the law firm of Morrissey &
Director                           Hawkins. Former partner in the law firm of
Age: 57                            Withington Cross Park & Groden. Director of
                                   The Gabelli Value Fund Inc.

Anthony R. Pustorino               Mr. Pustorino is a Professor of Accounting at
Director                           Pace University. Formerly President and
Age: 71                            shareholder, Pustorino Puglisi & Co.,
                                   certified public accountants (1961-1989). Mr.
                                   Pustorino is a Director of The Gabelli
                                   Convertible Securities Fund, Inc., Gabelli
                                   Investor Funds, Inc., The Gabelli Capital
                                   Series Fund, Inc., and Gabelli Global Series
                                   Funds, Inc., The Gabelli Value Fund Inc., The
                                   Gabelli Global Multimedia Trust Inc., The
                                   Gabelli Equity Trust Inc., The Treasurer's
                                   Fund, Inc., and a Trustee of The Gabelli
                                   Asset Fund and The Gabelli Growth Fund.

Anthonie C. van Ekris              Managing Director of Balmac International,
Director                           Ltd. Director of Stahal Hardmeyer A.Z. and
Age: 62                            Spinnaker Industries, Inc. Trustee of The
                                   Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Money Market Funds. Director of Gabelli Convertible Securities Fund, Inc.,
                                   Gabelli International Growth Fund, Inc.,
                                   Gabelli Investor Funds, Inc., Gabelli Global
                                   Series Funds, Inc. and Gabelli Gold Fund,
                                   Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Principal Occupations During
Name, Position with the Funds      Last Five Years; Affiliations
and Address                        with the Adviser or Administrator.
---------------------------------  ---------------------------------------------


Karl Otto Pohl*                    Partner of Sal Oppenheim Jr. & Cie. (private
Director                           investment bank); Former President of the
Age: 65                            Deutsche Bundesbank (Germany's Central Bank)
                                   and Chairman of its Central Bank Council
                                   (1980-1991); Currently board member of IBM
                                   World Trade Europe/Middle East/ Africa Corp.;
                                   Bertelsmann AG; Zurich
                                   Versicherungs-Gesellschaft (insurance); the
                                   International Advisory Board of General
                                   Electric Company; the International Council for JP Morgan & Co.; the Board of Supervisory
                                   Directors of ROBECo/o Group; and the
                                   Supervisory Board of Royal Dutch (petroleum company); Advisory Director of Unilever N.V.
                                   and Unilever Deutschland; German Governor,
                                   International Monetary Fund (1980-1991);
                                   Board Member, Bank for International
                                   Settlements (1980-1991); Chairman, European
                                   Economic Community Central Bank Governors
                                   (1990-1991); Trustee or Director of all Funds advised by Gabelli Funds, Inc.

      Each Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $3,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. Messrs. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested person, the Corporation is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

      The following table sets forth certain information regarding the compensation of the Corporation's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Funds received compensation from either Fund for the calendar year ended December 31, 1996 in excess of $60,000.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               COMPENSATION TABLE
--------------------------------------------------------------------------------


                               Aggregate Compensa-
                               tion from Registrant
                               (Fiscal Year)                 Total Compensation
                               Equity-          Small        from Registrant and
Name of Person,                Income           Cap          Fund Complex Paid
Position                       Fund             Fund         to Directors*
--------------------------------------------------------------------------------

Mario J. Gabelli               $    0          $    0           $     0
  President, Director and
  Chief Investment Officer
Felix J. Christiana
  Director                      5,000           5,000            74,000(9)
Anthony J. Colavita
  Director                      5,000           5,000            70,000(10)
Vincent D. Enright
  Director                      5,000           5,000            17,000(4)
John D. Gabelli
  Director                          0               0
Robert J. Morrissey
  Director                      4,500           4,500            24,500(3)
Anthony R. Pustorino
  Director                      5,000           5,000            84,000(8)
Anthonie C.van Ekris
  Director                      5,000           5,000            49,000(12)
Karl Otto Pohl
  DIrector                      4,500           4,500            77,750(15)


----------

      * Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 (and, with respect to the Funds, estimated to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including each Fund) from which such person receives compensation that are considered part of the same fund complex as the Funds, because, among other things, they have a common investment adviser.


                             INVESTMENT RESTRICTIONS


      Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Each Fund may not:


            (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            (2) invest 25% or more of the value of its total assets in any one industry;


            (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 331 1/43% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;


            (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

            (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

            (6) invest for the purpose of exercising control over management of any company;

            (7) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments;

            or

            (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      The Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

      The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

      The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Funds and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Funds. The Funds paid the following brokerage commissions:


                                    Small Cap Fund                     Equity Income Fund
                                    --------------                     ------------------
                            1994         1995         1996        1994        1995        1996
                          --------     --------     --------     -------     -------     -------
Affiliated Commissions    $ 15,687     $ 17,243     $ 25,682     $ 7,796     $ 6,176     $10,065

Total Commissions          213,534      135,080      133,633      35,227      39,037      25,191

% of affiliated
 Commission to total           7.3%        12.8%        19.2%       22.1%       15.8%       40.0%


      As required by Rule 17e-1 under the Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.

                        PURCHASE AND REDEMPTION OF SHARES

      Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each Fund is determined once daily as of the close of business of the regular trading session of the New York Stock Exchange, normally 4:00 p.m. New York time, on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

      In the calculation of each Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
General


      Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

      Each Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

      A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

      Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

      Gains or losses on the sales of securities by the Funds will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

      Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.


      Hedging transactions undertaken by the Funds may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Funds may make one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      The 30% limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.


Distributions


      Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S.corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.


Sales of Shares

      Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Backup Withholding


      The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.


Foreign Withholding Taxes


      Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. Because each Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Funds will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Funds.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Matters

      The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

      Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION


      The Funds may furnish data about their investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Funds may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.


      Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/(CD)+1)^6-1]

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.


For the 30 day period ended December 31, 1996, the Small Cap Fund's annualized yield was -0.62% and for the Equity Income Fund the annualized yield was 1.84%.

      Quotations of total return will reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. A Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Funds' portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Funds' shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

      From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Funds. These sources include: Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


      Quotations of the Funds' total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:


                               T = (ERV/P)^(1/n)-1

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.


      For the period from October 22, 1991 (commencement of operations) through September 30, 1996, The Small Cap Fund's cumulative total return was 138.7% and the average annual total return for the period from October 22, 1991 (commencement of operations) through September 30, 1996 was 19.2% and for the 12 months ended September 30, 1996 it was 11.0%.

      For the period from January 2, 1992 (commencement of operations) through September 30, 1996, the Equity Income Fund's cumulative total return was 83.2% and the average annual total return for the period from January 2, 1992 (commencement of operations) through September 30, 1996 was 13.6% and for the 12 months ended September 30, 1996 it was 16.6%


                          SHARES OF BENEFICIAL INTEREST


      As of the date of this Statement of Additional Information, the Directors of the Corporation as a group owned less than 1% of the outstanding shares of each Fund.

      The following persons were known to own of record 5% or more of the outstanding voting securities of the Small Cap Fund as of December 27, 1996:


            Name and Address of
            Holder of Record                    Percentage of Fund
            -------------------------           ------------------

            Charles Schwab & Co., Inc.                 7.6%
            101 Montgomery Street
            San Francisco, CA


                 APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings

      AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings

      aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

      AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              FINANCIAL STATEMENTS


      Each Fund's Financial Statements for the year ended September 30, 1996, including the Report of Ernst &Young LLP, independent accountants, is included herein.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                         [PHOTO]

The
Gabelli
Equity
Income
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1996

--------------------------------------------------------------------------------

 Shares                                                      Cost        Value
            COMMON STOCKS--88.38%
            AUTOMOTIVE--1.37%
   6,500    Ford Motor Company                              $153,183    $203,125
  12,000    General Motors Corporation                       447,738     576,000
                                                           ---------   ---------
                                                             600,921     779,125
                                                           ---------   ---------
            AUTOMOTIVE: PARTS AND ACCESSORIES--1.43%
   2,500    Dana Corporation                                  65,938      75,625
  15,000    GenCorp Inc.                                     184,500     211,875
  12,000    Genuine Parts Company                            427,123     525,000
                                                           ---------   ---------
                                                             677,561     812,500
                                                           ---------   ---------
            AVIATION: PARTS AND ACCESSORIES--5.22%
   1,000    Barnes Group                                      49,800      49,750
   9,000    Boeing Co.                                       573,279     850,500
  15,000    Curtiss-Wright Corp.                             444,138     817,500
   5,000    General Motors Corporation Cl. H                 174,000     288,750
   1,000    Raytheon Co.                                      51,300      55,625
   1,000    Rockwell International Corp.                      55,550      56,375
  12,000    Trinova Corporation                              386,325     378,000
   4,000    United Technologies
            Corporation                                      442,717     480,500
                                                           ---------   ---------
                                                           2,177,109   2,977,000
                                                           ---------   ---------

            BUSINESS SERVICES--5.36%
  18,000    Dun & Bradstreet Corp.                         1,080,024   1,073,250
   7,500    Honeywell, Inc.                                  323,296     473,437
     300    Imation Corporation                                6,743       7,350
  10,000    International Business
            Machines Corporation                             509,358   1,245,000
  13,000    Landauer, Inc.                                   200,317     258,375
                                                           ---------   ---------
                                                           2,119,738   3,057,412
                                                           ---------   ---------

            CONSUMER PRODUCTS--8.91%
  28,000    American Brands, Inc.                          1,188,275   1,183,000
   6,000    Culbro Corporation                               263,550     333,000
   7,000    Eastman Kodak Company                            413,935     549,500
  12,500    General Electric Company                         606,651   1,137,500
   8,000    Gillette Company                                 202,038     577,000
  14,000    National Presto Industries, Inc.                 591,417     526,750
   2,000    Philip Morris Companies Inc.                      93,100     179,500
   3,500    Procter & Gamble Company                         176,108     341,250
   6,000    Tambrands Inc.                                   255,066     252,750
                                                           ---------   ---------
                                                           3,790,140   5,080,250
                                                           ---------   ---------

            DIVERSIFIED INDUSTRIAL--1.94%
  10,000    Minnesota Mining and
            Manufacturing Company                            647,944     698,750
  14,000    Thomas Industries Inc.                           157,975     271,250

    The accompanying notes are an integral part of the financial statements.

   4,000    Trinity Industries, Inc.                         137,700     133,500
                                                           ---------   ---------
                                                             943,619   1,103,500
                                                           ---------   ---------

            ENERGY--ELECTRIC--1.16%
   1,000    FPL Group, Inc.                                   28,613      43,250
  30,000    PacifiCorp                                       595,750     618,750
                                                           ---------   ---------
                                                             624,363     662,000
                                                           ---------   ---------

            ENERGY--NATURAL GAS--9.32%
  21,000    Bay State Gas Company                            501,475     561,750
   2,000    Berkshire Gas Company                             33,290      30,500
   3,000    Brooklyn Union Gas Company                        74,900      83,625
  24,000    Colonial Gas Company                             484,600     534,000
  28,000    Commonwealth Energy System                       556,837     651,000
  56,000    Eastern Enterprises Inc.                       1,521,906   2,114,000
   2,500    Essex County Gas Company                          63,375      67,500
   2,500    Fall River Gas Company                            57,175      47,500
  70,000    Southwest Gas Corporation                      1,114,775   1,225,000
                                                           ---------   ---------
                                                           4,408,333   5,314,875
                                                           ---------   ---------

            ENERGY--OIL--20.27%
  14,000    Atlantic Richfield Company                     1,551,942   1,785,000
  20,000    British Petroleum Company, plc ADR               878,500   2,500,000
  20,000    Burlington Resources Inc.                        844,528     887,500
  30,000    Chevron Corporation                              984,813   1,878,750
  25,000    Exxon Corporation                              1,527,887   2,081,250
  10,000    Halliburton Company                              420,389     516,250
  10,000    Pennzoil Company                                 453,000     528,750
  15,000    Texaco Inc.                                      938,375   1,380,000
                                                           ---------   ---------
                                                           7,599,434  11,557,500
                                                           ---------   ---------

            ENTERTAINMENT--0.26%
   2,000    Polygram NV ADR                                   58,725     111,500
   1,000    Time Warner Inc.                                  25,888      38,625
                                                           ---------   ---------
                                                              84,613     150,125
                                                           ---------   ---------

            FINANCIAL SERVICES--10.43%
  40,000    American Express Company                         854,291   1,850,000
  10,000    Banco Santander SA ADR                           448,234     523,750
   5,000    BankAmerica Corporation                          211,500     410,625
  12,500    Commerzbank AG Spons ADR                         480,411     571,211
  16,000    Deutsche Bank AG ADR                             739,200     754,229
  11,000    Morgan (J.P.) & Co. Incorporated                 685,500     977,625
   1,500    Northern Trust Company                            60,300      98,625
  12,000    SunTrust Banks Inc.                              251,737     492,000
   2,200    Transamerica Corporation                         111,528     153,725
   2,000    U.S. Trust Corporation                            47,394     116,000
                                                           ---------   ---------
                                                           3,890,095   5,947,790
                                                           ---------   ---------

            FOOD AND BEVERAGE--1.59%
   5,000    Giant Food, Inc. Cl. A                           168,375     170,000
   3,500    Kellogg Company                                  176,926     241,063
   8,500    PepsiCo, Inc.                                    261,500     240,125
   1,500    Quaker Oats Company                               51,525      54,938
  14,000    Rykoff-Sexton, Inc.                              176,347     201,250
                                                           ---------   ---------
                                                             834,673     907,376
                                                           ---------   ---------

            HEALTH CARE--1.35%
  15,000    Johnson & Johnson                                301,284     768,750
                                                            --------    --------

            INDUSTRIAL EQUIPMENT AND SUPPLIES--4.26%
   2,400    Caterpillar Inc.                                  56,971     180,900
  27,500    Deere & Company                                  381,351   1,155,000
   2,500    EG&G Inc.                                         44,813      44,688
  11,500    Ingersoll Rand Co.                               446,263     546,250
   2,500    Minerals Technologies Inc.                        63,238      93,438
   4,000    Tenneco Inc.                                     164,497     200,500
   4,500    Union Carbide Corporation                         75,038     205,313
                                                           ---------   ---------
                                                           1,232,171   2,426,089
                                                           ---------   ---------

            METALS AND MINING--1.65%
   2,400    Freeport-McMoRan Copper & Gold
            Inc. Cl. A                                        50,935      70,800
  22,455    Freeport-McMoRan Copper & Gold
            Inc. Cl. BH                                      436,032     701,719
   5,333    Freeport-McMoRan Inc.                            116,854     166,656
                                                           ---------   ---------
                                                             603,821     939,175
                                                           ---------   ---------

            PUBLISHING--0.17%
   2,500    Reader's Digest Association, Inc. Cl. B           92,668      94,063
                                                            --------    --------

            RETAIL--0.16%
   2,000    Sears, Roebuck and Co.                            51,241      89,500
                                                           ---------   ---------

            SPECIALTY CHEMICALS--1.33%
   8,000    E.I. du Pont de Nemours and Company              524,000     706,000
   2,000    Ferro Corporation                                 53,600      54,000
                                                           ---------   ---------
                                                             577,600     760,000
                                                           ---------   ---------

            TELECOMMUNICATIONS--12.20%
   5,000    ALLTEL Corporation                               120,500     139,375
  18,000    BC TELECOM Inc.                                  317,456     360,132
  25,000    BCE Inc.                                         845,708   1,068,750
  11,000    British Telecommunications plc ADR               691,526     614,625
   7,500    Cable & Wireless plc ADR                         147,710     156,563
   1,500    Cincinnati Bell Inc.                              24,075      79,500
  20,000    Citizens Utilities Company Cl.A                  248,500     242,500
  18,000    COMSAT Corporation                               418,213     407,250
  36,000    GTE Corporation                                1,220,300   1,386,000
  10,000    Hong Kong Telecommunications
            Ltd. ADR                                         139,671     180,000
   1,500    Motorola, Inc.                                    40,894      77,438
   8,000    NYNEX Corporation                                315,750     347,997
   2,000    Pacific Telesis Group Inc.                        55,261      67,250
  25,000    Southern New England
            Telecommunications Corporation                   866,964     921,875
   5,000    STET SpACSocieta
            Financiaria Telefonica SpA ADR                   169,000     173,125
  10,000    Telefonica de Espana ADR                         384,623     556,250
   6,000    US WEST Communications Group                     147,104     178,500
                                                           ---------   ---------
                                                           6,153,255   6,957,130
                                                           ---------   ---------

            TOTAL COMMON STOCKS                           36,762,639  50,384,160
                                                          ----------  ----------
            CONVERTIBLE CORPORATE BONDS--8.36%
            AUTOMOTIVE: PARTS AND ACCESSORIES--0.68%
$375,000    GenCorp Inc. Sub. Deb. Cv.

            8.00%, 08/01/02                                  370,555     388,125
                                                           ---------   ---------

            BUILDING AND CONSTRUCTION--0.18%
100,000     Medusa Corporation Sub. Notes Cv.
            6.00%, 01/15/20                                   97,582     105,500
                                                           ---------   ---------

            CABLE--1.79%
1,000,000   Home Shopping Network, Inc.
            Sub. Deb. Cv. 5.875%,
            03/01/06(a)                                    1,000,000   1,020,000
                                                           ---------   ---------

            CONSUMER PRODUCTS--0.76%
  600,000   Fieldcrest Cannon, Inc. Sub.
            Deb. Cv.
            6.00%, 03/15/12                                  451,682     432,000
                                                           ---------   ---------

            ENERGY--OIL--0.39%
  150,000   Pennzoil Company Sub. Deb. Cv.
            6.50%, 01/15/02                                  150,000     221,250
                                                           ---------   ---------

            ENTERTAINMENT--0.20%
  150,000   Savoy Pictures Entertainment,
            Inc. Sub. Deb. Cv. 7.00%,
            07/01/03                                         129,498     111,750
                                                           ---------   ---------

            FOOD AND BEVERAGE--0.29%
  500,000   Flagstar Companies, Inc. Sub.
            Deb. Cv. 10.00%, 11/01/14                        342,888     166,875
                                                            ---------   --------

            HOTELS/CASINOS--0.47%
 250,000    Hilton Hotels Corporation Sub.
            Deb. Cv. 5.00%, 05/15/06                         250,000     267,812
                                                           ---------   ---------

            INDUSTRIAL EQUIPMENT AND SUPPLIES--1.52%
 500,000    Cooper Industries, Inc. Sub.
            Deb. Cv. 7.05%, 01/01/15                         496,011     545,000
 319,000    Kollmorgen Corporation Sub.
            Deb. Cv.
            8.75%, 05/01/09                                  261,707     320,994
                                                           ---------   ---------
                                                             757,718     865,994
                                                           ---------   ---------

            PUBLISHING--0.81%
 100,000    News American Holdings
            Incorporated Sub. Deb. Cv.
            Zero Cpn., 03/31/02                               65,823      89,750
 400,000    Thomas Nelson Inc. Sub. Deb. Cv.
            5.75%, 11/30/99                                  396,718     370,000
                                                           ---------   ---------
                                                             462,541     459,750
                                                           ---------   ---------

            RETAIL--0.54%
 400,000    General Host Corporation Sub.
            Deb. Cv. 8.00%, 02/15/02                        393,594      308,000
                                                           ---------   ---------

            TRANSPORTATION--0.36%
 250,000    Greyhound Lines, Inc. Sub.
            Deb. Cv.
            8.50%, 03/31/07                                  141,719     205,000
                                                           ---------   ---------

            WIRELESS COMMUNICATIONS--0.37%
 300,000    COMCAST Cellular
            Communications Inc.
            Redeemable Notes, Zero Cpn., 03/05/00            209,404     213,750
                                                           ---------   ---------
            TOTAL CONVERTIBLE CORPORATE
            BONDS                                          4,757,181   4,765,806
                                                           ---------   ---------

            CONVERTIBLE PREFERRED STOCKS--1.58%
            CONSUMER PRODUCTS--0.05%
  2,000     Kerr Group, Inc.
            Cl. B $1.70 Cv. Pfd. Ser. D                       33,288      24,750
                                                           ---------   ---------

            DIVERSIFIED INDUSTRIAL--0.35%
  3,500     GATX Corporation $3.875 Cv.
            Pfd                                              164,025     199,500
                                                           ---------   ---------

            INDUSTRIAL EQUIPMENT AND SUPPLIES--0.74%
  6,000     Flagstar Companies, Inc. $2.25
            Cv. Pfd. Ser. A                                  118,188      40,500
  2,500     Navistar International
            Corporation
            $6.00 Cv. Pfd. Ser. G                             68,625     140,000
  3,200     Sequa Corporation $5.00 Cv.
            Pfd                                              204,510     243,200
                                                           ---------   ---------
                                                             391,323     423,700
                                                           ---------   ---------

            METALS AND MINING--0.24%
  5,000     Freeport-McMoRan Copper & Gold
            Inc. 5.00% Cv. Pfd                               106,500     138,750
                                                            ---------   --------

            PUBLISHING--0.20%
  2,000     Golden Books Family
            Entertainment, Inc. 8.75% Cv.
            Pfd(a)                                           100,000     113,500
                                                           ---------   ---------

            TOTAL CONVERTIBLE PREFERRED
            STOCKS                                           795,136     900,200
                                                           ---------   ---------

             U.S. GOVERNMENT OBLIGATIONS--2.02%
1,150,000(b) U.S. Treasury Bills,
             4.89% to 4.95%, due 10/03/96
             to 10/10/96                                   1,148,722   1,148,722
                                                           ---------   ---------

             TOTAL U.S. GOVERNMENT
             OBLIGATIONS                                   1,148,722  1,148,722
                                                           ---------   ---------

             TOTAL
             INVESTMENTS--100.34%                       $ 43,463,678* 57,198,888
                                                        ============

             Liabilities, in excess
             of Other AssetsC(0.34%)                                   (192,627)

             NET ASSETS--100%
             (4,127,713 shares
             outstanding)                                            $57,006,261
                                                                     ===========

             Net Asset Value, Offering And
             Redemption Price Per Share                              $     13.81
                                                                     ===========

  Number of                                            Proceeds
  Contracts                                            Received           Value
  ---------                                            --------           -----

             CALL OPTIONS WRITTEN
    10       British Petroleum Company, plc
             ADR January 1997 $120 C                    $5,094           $ 8,000
                                                        ------           -------
             TOTAL CALL OPTIONS WRITTEN                 $5,094           $ 8,000
                                                        ------           -------
----------
* For Federal income purposes:

 Aggregate cost............                                          $43,463,678
                                                                     ===========
Gross unrealized appreciation                                         14,471,701
Gross unrealized depreciation                                          (736,491)
                                                                       ---------

       Net unrealized appreciation                                   $13,735,210
                                                                     ===========

+    Non-income producing security

ADR -- American Depositary Receipt.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, Rule 144A securities amounted to $1,133,500, or 2.0% of net assets.

(b) Held by the custodian in a segregated account as collateral for open call options written.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
September 30, 1996

--------------------------------------------------------------------------------

         Assets:
          Investments in securities, at value
            (Cost $43,463,678) (Note 1) ..........................   $57,198,888
          Cash ...................................................        44,581
          Receivable for Fund shares sold ........................        15,076
          Receivable for investments sold ........................       397,534
          Dividends receivable ...................................       139,294
          Accrued interest receivable ............................        76,303
          Receivable for premiums on options written .............         5,094
          Deferred organizational expenses (Note 5) . ............         7,434
                                                                     -----------
              Total Assets .......................................    57,884,204
                                                                     ===========
          Liabilities:

           Payable to Advisor (Note 4) ...........................        46,470
          Payable for distribution fees (Note 6) .................        23,812
           Dividends payable .....................................        19,734
           Call options written, at value
             (premiums received: $5,094) .........................         8,000
           Payable for investments purchased .....................       717,392
           Payable for Fund shares redeemed ......................        28,575
         Other accrued expenses ..................................        33,960
                                                                     -----------
               Total Liabilities .................................       877,943
                                                                     -----------
              Net  Assets  (applicable  to  4,127,713
                 shares outstanding) (Note 2) .....................  $57,006,261
                                                                     ===========
             Net asset  value and  redemption  price
                  per share .......................................  $     13.81
                                                                     ===========
             Net Assets Consist of:
              Capital Stock, at par value (Note 2) ................  $     4,128
                Additional paid-in capital ........................   40,720,059
               Distributions in excess of net investment
                 income............................................     (27,356)
               Accumulated net realized gain on
                 investments and futures transactions..............    2,577,095
               Net unrealized  appreciation on investments and
                 assets and liabilities denominated in
                 foreign currencies...............................    13,732,335
                                                                    ------------
                Net Assets........................................  $ 57,006,261
                                                                    ============

Statement of Operations
Year Ended September 30, 1996

--------------------------------------------------------------------------------

               Investment Income:
               Dividends (net of foreign taxes of $28,156) .......    $1,655,577
               Interest...........................................       543,368
                                                                      ----------
                    Total Income..................................     2,198,945
                                                                      ----------

               Expenses:
                Investment advisory fee (Note 4)..................       561,461
                Transfer and shareholder servicing agent fees.....       156,088
                Distribution expenses (Note 6)....................       140,353
                Legal and audit fees..............................        54,563
                Printing and mailing expenses.....................        52,822
                Custodian fees and expenses.......................        38,257
                Directors' fees...................................        35,021
                Registration fees.................................        17,509
                Amortization of organization expenses (Note 5)....        13,393
                Miscellaneous.....................................        12,423
                                                                      ----------
                    Total Expenses................................     1,081,890
                                                                      ==========

               Investment income--net.............................     1,117,055
                                                                       ---------
               Net Realized and Unrealized Gain on
                Investments and Foreign Currency Transactions:
               Net realized gain on investments and foreign
                 currency transactions:
                  Long transactions...............................     2,516,623
                  Short transactions..............................        36,175
                Futures contracts.................................         8,721
               Net change in unrealized appreciation..............     4,939,022
                                                                       ---------
                  Net gain on investments.........................     7,500,541
                                                                       ---------
               Net increase in net assets resulting from
                operations........................................    $8,617,596
                                                                      ==========

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                        Year Ended September 30,
                                                        ------------------------
                                                            1996        1995
                                                            ----        ----
    Increase (decrease) in Net Assets:
    Investment income--net ...........................   $1,117,055  $1,278,770

    Net realized gain (loss) on:
    Investments and foreign  currency transactions....    2,552,798   2,788,574

    Futures contracts.................................        8,721     (83,041)
    Net change in unrealized appreciation.............    4,939,022   5,063,872
                                                         ----------  ----------
    Net increase in net assets resulting from
    operations........................................    8,617,596   9,048,175
                                                         ----------  ----------
    Distributions to shareholders:
    Net investment income.............................   (1,142,065) (1,270,183)
    In excess of net investment income................      (27,356)         --
    Net realized gains................................   (2,515,013) (2,774,449)
                                                         ----------  ----------
    Total Distributions to Shareholders...............   (3,684,434) (4,044,632)
                                                         ----------  ----------
    Share transactionsCnet (Note 2)...................   (2,732,464)   (388,680)
                                                         ----------  ----------
    Net increase in net assets........................    2,200,698   4,614,863
    NET ASSETS:
    Beginning of year.................................   54,805,563  50,190,700
                                                         ----------  ----------
    End of year.......................................  $57,006,261 $54,805,563
                                                        =========== ===========


    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Notes To Financial Statements

--------------------------------------------------------------------------------

1. Significant Accounting Policies. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to January 2, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on November 12, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii)purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1996.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                               Year ended September 30,
                                                               ------------------------
                                                           1996                     1995
                                                           ----                     ----
                                                    Shares       Amount      Shares      Amount
                                                    ------       ------      ------      ------
Shares sold .................................      303,716      $4,038,336   515,300   $6,046,383
Shares issued upon reinvestment of dividends.      267,164       3,474,191   347,341    3,817,233
Shares redeemed..............................     (775,940)    (10,244,991) (877,751) (10,252,296)
                                                  --------     -----------  --------  -----------
Net decrease.................................     (205,060)    $(2,732,464)  (15,110) $  (388,680)
                                                  ========     ===========   =======  ===========

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended September 30, 1996, other than U.S. Government obligations, short-term securities and securities sold short aggregated $10,262,135 and $14,374,920, respectively. During the same period, the Fund opened and closed transactions in securities sold short aggregating $227,375 and $191,200, respectively.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependant on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (variation margin) and are recorded as unrealized gains or losses until the contracts are closed, at which time the Fund recognizes a realized gain or loss. The Fund sold short futures contracts aggregating $32,326,533 and closed short futures contracts aggregating $32,317,812 during the year ended September 30, 1996. As of September 30, 1996, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Options. The Fund may purchase or write call or put options on securities or indices. During the year ended September 30, 1996, the Fund utilized put and call options to hedge the value of the Fund's portfolio. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premiums, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

Transactions in put and call options for the year ended September 30, 1996:


                                                                              Purchased put
                                                  Written call options:          options:
                                                  ---------------------          --------
                                                   Number of             Number of
                                                   Contracts  Premium    Contracts    Premium
                                                   ---------  -------    ---------    -------

 Options outstanding at October 1, 1995....            --     $  --         --      $  --

 Options written ..........................             10     5,094        --         --

 Options purchased ........................            --        --          50       5,725
 Options exercised ........................            --        --          (50)    (5,725)
                                                    -------   -------    -------    -------
 Options  outstanding at September 30, 1996              10   $ 5,094          0    $     0
                                                    =======   =======    =======    =======

Short-Selling. The Fund is authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with cash and/or U.S. Government securities sufficient to cover its short position. At September 30, 1996, there were no short positions.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1996.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1996, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $140,353, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $210,837, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods.

7. Transactions with Affiliates. During the year ended September 30, 1996, the Fund paid $10,069 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1996 was $14,218.

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                            Fiscal Year Ended September 30,
                                                                           -------------------------------
                                                           1996         1995         1994          1993         1992(a)
                                                           ----         ----         ----          ----         -------

Operating performance:
 Net asset value, beginning of period ...............   $   12.65  $    11.54     $    12.15    $    10.40    $     10.00
                                                        ---------  ----------     ----------    ----------    -----------
 Net investment income ..............................        0.28        0.29           0.30          0.29           0.21
                                                        ---------  ----------     ----------    ----------    -----------
 Total from investment operations ...................        2.04        2.06           0.38          2.10           0.58
                                                        ---------  ----------     ----------    ----------    -----------
Less Distributions:
 Dividends from net investment income ...............       (0.28)      (0.29)         (0.31)        (0.29)         (0.18)
 Distributions in excess of net investment income ...        (.01)        --             --            --             --
 Distributions from net realized gain on investments        (0.59)      (0.66)         (0.68)        (0.06)           --
                                                        ---------  ----------     ----------    ----------    -----------
Total distributions .................................       (0.88)      (0.95)         (0.99)        (0.35)         (0.18)
                                                        ---------  ----------     ----------    ----------    -----------
Net asset value, end of period ......................   $   13.81  $    12.65     $    11.54    $    12.15   $      10.40
                                                        =========  ==========     ==========    ==========   ============
Total return (b) ....................................       16.65%      19.24%          3.30%        20.50%          5.80%
                                                        =========  ==========     ==========    ==========   ============
Ratios to average net assets/supplemental data:
 Net assets, end of period (in thousands) ...........   $  57,006  $   54,806     $   50,191    $   54,585    $    44,940
 Ratio of operating expenses to average net assets ..        1.93%       1.83%          1.81%         1.78%          1.93%
 Ratio of net  investment  income  to  average
   net assets .......................................        1.99%       2.50%          2.58%         2.62%          2.65%
 Portfolio turnover rate ............................          20%         30%            20%           76%            22%
 Average commission rate per share (c) ..............   $    0.048        --             --            --             --


----------
*    Annualized.

(a)  Fund commenced operations on January 2, 1992.

(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) For fiscal years beginning on or after November 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

The Gabelli Equity Income Fund
Report of Ernst & Young LLP, Independent Auditors

--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

New York, New York
November 6, 1996

                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1996, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.29 per share. Additionally, on December 29, 1995, the Fund paid $0.59 per share in long-term capital gains. For fiscal year 1996, 99% of the ordinary dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 7.88%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                      This page left intentionally blank

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               Fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

          Mario J. Gabelli, CFA           Felix J. Christiana
          Chairman and Chief              Former Senior
          Investment Officer              Vice President
          Gabelli Funds, Inc.             Dollar Dry Dock Savings Bank

          Anthony J. Colavita             Vincent D. Enright
          Attorney-at-Law                 Senior Vice President and
          Anthony J. Colavita, P.C.       Chief Financial Officer
                                          The Brooklyn Union Gas
          John D. Gabelli                 Company
          Vice President
          Gabelli & Company, Inc.         Robert J. Morrissey
                                          Attorney-at-Law
          Karl Otto Pohl                  Morrissey & Hawkins
          Former President
          Deutsche Bundesbank             Anthonie C. van Ekris
                                          Managing Director
          Anthony R. Pustorino            BALMAC International, Inc.
          Certified Public Accountant
          Professor, Pace University

                                   OFFICERS

          Mario J. Gabelli, CFA           James E. McKee
          President and                   Secretary
          Chief Investment Officer

          Bruce N. Alpert                 James Foung, CFA
          Vice President and Treasurer    Associate Portfolio Manager

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------

                                                                         [PHOTO]

The
Gabelli
Small Cap
Growth
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996

The Gabelli Small Cap Growth Fund
Portfolio of Investments  --  September 30, 1996

--------------------------------------------------------------------------------

Shares                                                      Cost           Value
------                                                      ----           -----
            COMMON STOCKS -- 100.62%
            AGRICULTURE -- 0.00%
      199   Delta and Pine Land
            Company+                                      $1,274          $5,821
                                                      ----------      ----------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.21%
   15,000   APS Holding Corporation Cl.
            A+                                           232,600         436,875
  100,000   GenCorp Inc.                               1,546,161       1,412,500
   60,400   Handy & Harman                               800,295       1,079,650
    1,000   Harley Davidson, Inc.                          9,425          43,000
    2,000   Lund International Holdings
            Inc.                                          25,000          24,500
   50,000   Modine Manufacturing
            Company                                      831,146       1,312,500
   20,000   Monro Muffler Brake,
            Inc.+                                        214,048         397,500
   80,000   Redlaw Industries Inc.+                      261,003         125,000
   10,000   SPX Corporation                              170,863         298,750
  110,000   Standard Motor Products,
            Inc.                                       1,544,175       1,567,500
   90,000   Stant Corporation                          1,031,315         967,500
    2,000   Strattec Security
            Corporation                                   22,500          29,000
    1,800   Superior Industries
            International Inc.                            24,923          43,425
  125,000   TransPro Inc.                              1,295,773       1,000,000
  165,000   UAP Inc. Cl. A                             1,824,324       1,908,039
  114,000   Wynn's International,
            Inc.                                       1,204,530       3,220,500
                                                      ----------      ----------
                                                      11,038,081      13,866,239
                                                      ----------      ----------
            AVIATION: PARTS AND ACCESSORIES -- 3.19%
   10,000   AAR Corporation                              198,875         231,250
   30,000   Curtiss-Wright
            Corporation                                1,097,363       1,635,000
   26,500   Hi-Shear Industries
            Inc.+                                         58,141          72,875
   40,000   Hudson General
            Corporation                                  607,300       1,600,000
   80,000   Moog, Inc. Cl. A                           1,567,693       1,800,000
  200,000   UNC Incorporated+                          1,288,889       1,775,000
                                                      ----------      ----------
                                                       4,818,261       7,114,125
                                                      ----------      ----------
            BROADCASTING -- 7.00%
   35,000   Ackerley Communications,
            Inc.                                         299,725       1,168,125
    2,000   Clear Channel

    The accompanying notes are an integral part of the financial statements.

            Communications, Inc.+                         27,840         177,000
   12,000   Granite Broadcasting
            Corporation                                  156,125         171,000
   15,000   Gray Communications Systems
            Inc.+                                        295,613         303,750
  110,250   Jacor Communications,
            Inc. -- Warrants                             330,750         303,188
  172,000   Liberty Corporation                        4,465,516       6,041,500
    2,500   Price Communications
            Corporation+                                   8,600          20,156
    2,000   Scandinavian Broadcasting
            System SA+                                    27,300          45,000
   27,900   Silver King Communications,
            Inc.                                         747,385         655,650
   70,000   United Television, Inc.                    1,779,330       6,737,500
                                                      ----------      ----------
                                                       8,138,184      15,622,869
                                                      ----------      ----------
            BUILDING AND CONSTRUCTION -- 3.66%
  102,000   CalMat Co.                                 1,853,688       1,887,000
  100,000   Catellus Development
            Corporation                                  908,543         987,500
   30,000   Florida Rock Industries
            Inc.                                         844,869         866,250
   31,000   Medusa Corporation                           615,885         953,250
   15,000   Morgan Products Ltd.+                        128,663         112,500
  125,000   Nortek, Inc.+                                740,362       1,718,750
   13,000   Oakwood Homes Corporation                    144,450         357,500
   90,000   Republic Gypsum Company                      559,113       1,293,750
                                                      ----------      ----------
                                                       5,795,573       8,176,500
                                                      ----------      ----------
            BUSINESS SERVICES -- 2.08%
    5,000   Amway Asia Pacific
            Ltd.+                                        145,750         173,125
   14,641   Amway Japan Limited Spons.
            ADR                                          322,933         311,121
   33,000   BBN Corporation                              951,917         565,125
   32,000   Berlitz International,
            Inc.+                                        470,487         716,000
   15,000   Borg-Warner Security
            Corporation+                                 157,250         140,625
   10,000   Landauer, Inc.                               163,888         198,750
   82,500   Nashua Corporation                         2,038,693       1,103,438
  105,052   Trans-Lux Corporation(a)                     863,809       1,437,899
                                                      ----------      ----------
                                                       5,114,727       4,646,083
                                                      ----------      ----------
            CABLE -- 4.97%
  150,000   BET Holdings, Inc.                         2,561,337       4,312,500
  120,000   Home Shopping Network,
            Inc.+                                        990,655       1,245,000
  262,500   International Family
            Entertainment, Inc.+                       2,849,765       4,298,438
   25,000   Jones Intercable Investors
            L.P.                                         267,256         312,500

    The accompanying notes are an integral part of the financial statements.

   11,774   People's Choice TV
            Corporation                                  169,656         167,780
   55,000   United International
            Holdings, Inc. Cl. A+                        732,527         749,375
                                                      ----------      ----------
                                                       7,571,196      11,085,593
                                                      ----------      ----------
            COMMERCIAL SERVICES -- 0.71%
   10,000   Barefoot, Inc.                               109,375         101,250
   40,000   Department 56 Inc.                           947,374         995,000
    8,000   Pittston Brink's Group                       240,339         251,000
    7,000   Wackenhut Corporation Cl.
            A                                             64,811         128,625
    6,187   Wackenhut Corporation Cl.
            B                                             52,368          96,672
                                                      ----------      ----------
                                                       1,414,267       1,572,547
                                                      ----------      ----------
            COMPUTER SOFTWARE AND SERVICES -- 0.47%
    4,500   America Online, Inc.+                         48,348         160,313
    1,000   Noise Cancellation
            Technologies, Inc.                               625             719
  117,000   Triad Systems
            Corporation+                                 504,563         628,875
    6,000   Volt Information Sciences,
            Inc.+                                         47,250         252,000
                                                      ----------      ----------
                                                         600,786       1,041,907
                                                      ----------      ----------
            CONSUMER PRODUCTS -- 6.09%
  100,000   Carter-Wallace, Inc.                       1,168,890       1,237,500
   80,000   Church & Dwight Co.,
            Inc.                                       1,743,659       1,630,000
   35,000   Coachmen Industries Inc.                     232,250         901,250
   50,000   Culbro Corporation+                        1,832,039       2,775,000
   45,000   First Brands Corporation                     612,200       1,175,625
   98,000   General Housewares
            Corporation                                1,309,289         992,250
  145,000   Genlyte Group
            Incorporated+                                554,300       1,323,125
  108,000   Kerr Group, Inc.+                            769,061         364,500
   10,000   Mafco Consolidated Group
            Inc.+                                        229,907         306,250
    3,000   Nu-Kote Holding Inc. Cl.
            A+                                            26,883          32,625
   15,000   Playtex Products, Inc.+                      109,500         131,250
   82,000   Scotts Company Cl. A+                      1,445,536       1,578,500
   28,000   Skyline Corporation                          483,638         770,000
   11,250   Stewart Enterprises Inc. Cl.
            A                                            101,800         379,688
                                                      ----------      ----------
                                                      10,618,952      13,597,563
                                                      ----------      ----------
            COUNTRY/CLOSED END FUNDS -- 1.97%
   66,498   Central European Equity Fund Inc.            890,508       1,288,399
   80,000   Emerging Germany Fund
            Inc.                                         629,750         640,000
   45,000   France Growth Fund, Inc.                     476,793         466,875

    The accompanying notes are an integral part of the financial statements.

   37,854   Germany Fund, Inc.                           429,141         482,639
   44,000   Italy Fund Inc.                              394,348         390,500
   73,025   New Germany Fund Inc.                        849,304       1,004,094
   12,700   Spain Fund Inc.                              118,435         125,412
                                                      ----------      ----------
                                                       3,788,279       4,397,919
                                                      ----------      ----------
            DIVERSIFIED INDUSTRIAL -- 8.24%
   65,000   Ampco-Pittsburgh
            Corporation                                  472,437         771,875
   10,000   Anixter International
            Inc.                                          95,200         146,250
   16,000   Gardner Denver Machinery
            Corporation                                  267,815         488,000
   21,500   Katy Industries                              241,675         233,813
  440,000   Lamson & Sessions Co.+                     2,495,881       3,905,000
   87,000   Lindsay Manufacturing
            Company+                                   1,843,443       3,610,500
  338,000   Noel Group, Inc.+                          1,761,812       2,577,250
   33,000   Oil-Dri Corporation of
            America                                      445,450         457,875
   65,000   Park-Ohio Industries,
            Inc.+                                        756,925         942,500
   30,000   Standex International
            Corporation                                  938,062         900,000
  127,000   Thomas Industries, Inc.                    1,391,750       2,460,625
   25,000   Trinity Industries, Inc.                     672,010         834,375
  710,000   Tyler Corporation+                         3,254,292       1,065,000
                                                      ----------      ----------
                                                      14,636,752      18,393,063
                                                      ----------      ----------
            ELECTRICAL EQUIPMENT AND SUPPLIES -- 6.79%
  222,000   AMETEK, Inc.                               3,235,456       4,190,250
    1,000   Belden Inc.                                   15,425          29,000
   40,100   CTS Corporation                              933,067       1,689,213
  150,000   Dynamics Corporation of
            America                                    1,619,625       4,331,250
   74,700   Kollmorgen Corporation                       571,448         943,088
   10,000   Littlefuse, Inc.+                            125,313         387,500
   83,850   Pittway Corporation                        2,127,906       3,595,069
                                                      ----------      ----------
                                                       8,628,240      15,165,370
                                                      ----------      ----------
            ENERGY -- 2.35%
1,425,000   GEO International
            Corporation+(a)(c)                            74,145               1
  120,000   Kaneb Services Inc.+                         337,375         390,000
   22,000   Lufkin Industries, Inc.                      389,520         456,500
  225,000   RPC Inc.+                                  1,668,737       2,559,375
  105,000   Southwest Gas Corporation                  1,783,470       1,837,500
                                                      ----------      ----------
                                                       4,253,247       5,243,376
                                                      ----------      ----------
            ENTERTAINMENT -- 1.22%
    8,000   Churchill Downs
            Incorporated                                 342,863         308,000
   10,000   Cineplex Odeon
            Corporation+                                  20,888          15,000

    The accompanying notes are an integral part of the financial statements.

    1,500   Fisher Companies Inc.                        135,550         150,000
      200   International Speedway
            Corporation                                   54,000          68,600
  110,000   Jackpot Enterprises,
            Inc.                                       1,277,538       1,113,750
    2,000   Metromedia International
            Group Inc.+                                   22,000          21,250
  100,000   Savoy Pictures
            Entertainment, Inc.                          597,585         250,000
   75,000   Spelling Entertainment
            Inc.                                         578,500         562,500
   55,000   Topps Company, Inc.+                         331,431         233,750
                                                      ----------      ----------
                                                       3,360,355       2,722,850
                                                      ----------      ----------
            ENVIRONMENTAL CONTROL -- 0.22%
  130,000   EnviroSource, Inc.+                          442,370         487,500
                                                        --------        --------
            FINANCIAL SERVICES -- 3.03%
   70,000   Berliner Bank
            Aktiengesellschaft                         1,452,996       1,400,000
   50,000   Danielson Holding
            Corporation                                  185,138         275,000
   20,000   Gryphon Holdings Inc.+                       260,000         275,000
   18,000   Hibernia Corporation                         140,063         204,750
    4,000   Lawyers Title Insurance
            Corporation                                   58,015          85,000
   40,000   Midland Company                            1,717,750       1,500,000
  115,000   Pioneer Group, Inc.                        1,269,630       3,018,750
                                                      ----------      ----------
                                                       5,083,592       6,758,500
                                                      ----------      ----------
            FOOD AND BEVERAGE -- 6.33%
   10,000   Brau und Brunnen                           1,990,844         763,944
  250,000   Bruno's, Inc.                              2,682,996       3,437,500
   40,000   Celestial Seasonings,
            Inc.+                                        726,350         780,000
    6,250   Cheesecake Factory
            Incorporated+                                103,555         142,188
   72,100   Chock Full o'Nuts
            Corporation+                                 556,764         351,488
   36,000   Delchamps, Inc.                              775,423         720,000
    8,000   Earthgrains Co.                              245,400         308,000
  181,900   Eskimo Pie Corporation(a)                  2,977,462       3,001,350
    1,000   Farmer Brothers Company                      133,895         151,000
   18,000   Genesee Corporation Cl. B                    727,317         756,000
   10,000   Grist Mill Company                            73,023          62,500
   30,000   Ingles Markets, Incorporated
            Cl. A                                        219,075         483,750
   12,000   International Multifoods
            Corporation                                  242,875         195,000
   12,000   J & J Snack Foods
            Corp.+                                       121,707         129,000
    8,000   Midwest Grain Products, Inc.                 158,761         109,000
    1,000   Northland Cranberries, Inc.

    The accompanying notes are an integral part of the financial statements.

            Cl. A                                          7,625          17,000
   50,000   Pepsi-Cola Puerto Rico
            Bottling Company                             233,750         237,500
   10,000   Ralcorp Holdings, Inc.+                      154,250         207,500
   95,100   Rykoff-Sexton, Inc.                        1,400,119       1,367,063
   50,000   Sylvan Foods Holdings, Inc.+                 458,287         537,500
   10,545   Tootsie Roll Industries,
            Inc.                                         381,375         373,029
                                                      ----------      ----------
                                                      14,370,853      14,130,312
                                                      ----------      ----------
            HOME FURNISHINGS -- 2.34%
    8,000   Bassett Furniture Industries
            Incorporated                                 188,438         190,000
    4,000   Bed Bath & Beyond Inc.+                       44,500         109,500
   30,000   Foamex International
            Inc.+                                        258,200         487,500
   10,000   La-Z-Boy Chair Company                       218,125         301,250
   11,000   National Presto Industries,
            Inc.                                         484,883         413,875
   85,000   Oneida Ltd.                                1,304,412       1,275,000
  100,000   Syratech Corporation+                      1,774,858       2,450,000
                                                      ----------      ----------
                                                       4,273,416       5,227,125
                                                      ----------      ----------
            HOSPITAL SUPPLIES AND SERVICES -- 0.03%
    7,500   U.S. Physical Therapy
            Inc.                                          46,875          70,313
                                                      ----------      ----------
            HOTELS/CASINOS -- 2.55%
  395,000   Aztar Corporation+                         2,544,968       3,456,250
    4,000   Boyd Gaming Corporation                       56,450          37,500
   10,000   Chartwell Leisure, Inc.                      126,258         175,000
   70,000   Mirage Resorts,
            Incorporated+                                357,753       1,793,750
   20,000   Station Casinos, Inc.+                       271,470         240,000
                                                      ----------      ----------
                                                       3,356,899       5,702,500
                                                      ----------      ----------
            INDUSTRIAL EQUIPMENT AND SUPPLIES -- 10.95%
   65,000   AFC Cable Systems,
            Inc.+                                        657,933       1,137,500
   26,000   Alltrista Corporation                        497,722         552,499
   15,000   Amphenol Corporation Cl.
            A+                                           196,200         343,125
   48,000   AMTROL Inc.                                  744,192       1,320,000
  320,000   Baldwin Technology Company,
            Inc. Cl. A                                 1,534,459         940,000
   40,000   Brad Ragan, Inc.+                          1,013,337       1,230,000
    5,000   BW/IP Inc.                                    75,000          77,500
  210,000   CLARCOR Inc.                               3,553,710       4,593,750
    1,000   Commercial Intertech
            Corporation                                   11,675          11,500
   42,000   Crane Company                              1,114,988       1,863,750
    1,000   Cuno Incorporated                             14,500          15,500
    5,000   Ducommun, Incorporated                        80,125          85,000
  140,000   Eljer Industries, Inc.+                    1,354,413       1,365,000

    The accompanying notes are an integral part of the financial statements.

   20,000   General Magnaplate
            Corporation                                   83,763         112,500
   60,000   Gerber Scientific, Inc.                      746,587         855,000
   20,000   Global Industrial
            Technologies, Inc.                           254,600         367,500
  120,000   Greif Bros. Corporation
            Class A                                    2,230,764       3,570,000
   34,650   Johnston Industries,
            Inc.                                         268,295         272,869
   14,000   K-Tron International,
            Inc.+                                        120,533         129,500
   17,000   Mark IV Industries, Inc                      247,775         369,750
    5,000   Plantronics, Inc.+                            76,787         188,125
   33,500   Sequa Corporation Cl.
            A+                                         1,143,102       1,494,937
    3,500   Sequa Corporation Cl.
            B+                                           119,646         186,375
   17,500   SPS Technologies, Inc.+                      448,826       1,106,875
   15,000   Teleflex Incorporated                        453,413         744,375
   14,000   Tennant Company                              304,175         322,000
   32,000   Valmont Industries, Inc.                     501,688       1,092,000
    5,250   Watsco, Inc. Cl. B                            23,627         106,969
                                                      ----------      ----------
                                                      17,871,835      24,453,899
                                                      ----------      ----------
            METALS AND MINING -- 1.54%
   10,000   Barrick Gold Corporation                     257,938         251,250
  135,000   Echo Bay Mines Ltd.                        1,464,512       1,189,688
  100,000   Pegasus Gold Inc.+                         1,651,066       1,012,500
  200,000   Royal Oak Mines Inc.+                        957,283         787,500
   30,000   TVX Gold, Inc.                               249,000         202,500
                                                      ----------      ----------
                                                       4,579,799       3,443,438
                                                      ----------      ----------
            PUBLISHING -- 3.85%
   50,000   Golden Books Family
            Entertainment, Inc.,                         578,387         581,250
  121,278   Independent Newspapers
            plc                                          380,260         625,999
   15,000   McClatchy Newspapers, Inc.
            Cl. A                                        287,838         420,000
   86,000   Media General, Inc. Cl. A                  1,538,413       2,709,000
   20,000   Meredith Corporation                         593,862         987,500
   10,000   Providence Journal
            Company                                      150,000         293,750
   34,000   Pulitzer Publishing
            Company                                    1,386,371       1,942,250
   20,000   Thomas Nelson Inc.                           231,000         217,500
   28,500   Wiley (John) & Sons, Inc.
            Cl. B                                        366,063         819,375
                                                      ----------      ----------
                                                       5,512,194       8,596,624
                                                      ----------      ----------
            PUMPS AND VALVES -- 4.68%
   30,000   AptarGroup, Inc.                             504,635         963,750
   32,750   Duriron Company, Inc.                        573,302         867,875

    The accompanying notes are an integral part of the financial statements.

   69,000   Franklin Electric Company                  2,073,422       2,328,750
   17,775   Gorman-Rupp Company                          276,456         246,628
  100,000   Goulds Pumps,
            Incorporated                               2,389,858       2,225,000
    6,000   Graco Inc.                                    83,113         112,500
   52,000   IDEX Corporation                             643,067       1,729,000
   45,000   Robbins & Myers, Inc.                        403,248       1,018,125
   20,000   Roper Industries, Inc.                       257,500         945,000
                                                      ----------      ----------
                                                       7,204,601      10,436,628
                                                      ----------      ----------
            RETAIL -- 6.21%
   60,700   Aaron Rents Inc.                             202,222         789,100
   44,700   Aaron Rents Inc. Cl. A                       147,449         586,688
   67,001   Belding Heminway Company,
            Inc.+                                        499,204         134,002
   50,000   Burlington Coat Factory
            Warehouse Corporation+                       589,663         549,999
    7,000   Crown Books
            Corporation+                                  98,017          69,125
   80,500   Earl Scheib, Inc.+                           445,795         664,125
   25,000   Fingerhut Companies, Inc.                    367,919         331,250
  177,750   General Host
            Corporation+                               1,091,449         488,813
   85,000   Hartmarx Corporation+                        523,438         414,375
   80,000   Lillian Vernon
            Corporation                                1,197,153       1,000,000
   33,500   Mott's Holdings,
            Inc.+(c)                                     214,069         201,000
  245,000   Neiman Marcus Group,
            Inc.+                                      3,496,131       8,636,250
                                                      ----------      ----------
                                                       8,872,509      13,864,727
                                                      ----------      ----------
            SPECIALTY CHEMICALS -- 0.90%
   30,000   Ferro Corporation                            714,101         810,000
    3,000   Hach Company                                  55,275          54,750
    8,500   MacDermid, Incorporated                      263,945         590,750
   30,200   Penwest Ltd.                                 576,802         551,150
                                                      ----------      ----------
                                                       1,610,123       2,006,650
                                                      ----------      ----------
            TELECOMMUNICATIONS -- 2.06%
   18,000   Aliant Communications                        231,438         283,500
    1,000   Arch Communications Group
            Inc.+                                         14,425          13,688
   23,000   Atlantic Tele-Network
            Inc.+                                        255,910         465,750
    2,000   BHI Corporation                               30,250          37,500
  100,000   Communications Systems,
            Inc.                                         556,544       1,300,000
   42,000   C-TEC Corporation+                           957,200       1,092,000
   30,000   C-TEC Corporation Cl.
            B+                                           495,027         765,000
   26,800   Data Transmission Network
            Corporation+                                 128,229         562,800

    The accompanying notes are an integral part of the financial statements.

   16,000   NTN Communications
            Inc.+                                        114,150          75,000
                                                     -----------     -----------
                                                       2,783,173       4,595,238
                                                     -----------     -----------
            TRANSPORTATION -- 0.17%
   50,000   OMI Corporation                              334,638         356,250
    4,000   WorldCorp, Inc.+                              19,575          23,000
                                                     -----------     -----------
                                                         354,213         379,250
                                                     -----------     -----------
            WIRELESS COMMUNICATIONS -- 0.81%
    5,000   Allen Group, Inc.                             79,000          92,500
   50,000   American Paging, Inc.+                       392,914         287,500
    5,000   American Portable Telecom,
            Inc.                                          48,625          50,625
    2,000   Associated Group Inc., Cl.
            A                                             50,750          63,500
   17,000   Cellular Communications of
            Puerto Rico, Inc.+                           291,750         433,500
   62,000   Centennial Cellular
            Corporation+                               1,012,201         844,750
    4,000   Rural Cellular Corp. Cl.
            A                                             40,205          42,000
                                                     -----------     -----------
                                                       1,915,445       1,814,375
                                                     -----------     -----------
            TOTAL COMMON STOCKS                      168,056,071     224,618,904
                                                     -----------     -----------
Principal   CONVERTIBLE CORPORATE BONDS -- 0.79%
   Amount   AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.15%
  325,000   GenCorp Inc. Sub. Deb. Cv.
            8.00%, 08/01/02                              323,424         336,375
                                                     -----------     -----------
            ENTERTAINMENT -- 0.13%
  150,000   All American Communications,
            Inc. Sub. Deb. Cv. 6.50%,
            10/01/03(b)                                  143,647         150,750
  200,000   Savoy Pictures
            Entertainment, Inc. Sub.
            Deb. Cv. 7.00%, 07/01/03                     159,259         149,000
                                                     -----------     -----------
                                                         302,906         299,750
                                                     -----------     -----------
            INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.37%
  650,000   Intermagnetics General
            Corporation Sub. Deb. Cv.
            5.75%, 09/15/03(b)                           649,573         659,750
  250,000   Kushner Locke Company Sub.
            Deb. Cv. 8.00%,
            12/15/00(c)                                  250,000         168,175
      500   MacNeal-Schwendler
            Corporation Sub. Deb. Cv.
            7.875%, 08/18/04                                 540             455
                                                     -----------     -----------
                                                         900,113         828,380
                                                     -----------     -----------
            RETAIL -- 0.14%
  400,000   General Host Corporation
            Sub. Deb. Cv. 8.00%,
            02/15/02                                     382,522         308,000
                                                     -----------     -----------
            TOTAL CONVERTIBLE CORPORATE

    The accompanying notes are an integral part of the financial statements.

            BONDS                                      1,908,965      1,772,505
                                                   -------------  -------------
TOTAL INVESTMENTS -- 101.41%...................... $ 169,965,036  $ 226,391,409
                                                   =============
Liabilities in excess of Other Assets -- (1.41)                      (3,152,206)
                                                                  -------------
NET ASSETS (11,148,837 shares
outstanding)...................... 100.00%                        $ 223,239,203
                                   =======                        =============
Net Asset Value, Offering and
Redemption Price Per Share........................                $       20.02
                                                                  =============

----------
*  For Federal income tax purposes:
     Aggregate cost...........................................    $ 169,965,036
                                                                  =============
     Gross unrealized appreciation............................    $  68,272,296
     Gross unrealized depreciation............................      (11,845,923)
                                                                  -------------
     Net unrealized appreciation..............................    $  56,426,373
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

+    Non-income producing security.

ADR -- American Depositary Receipts

(a) Considered an affiliated issuer because the Fund owns at least 5% of the outstanding voting securities. (See Note 8)

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At September 30, 1996, Rule 144A securities amounted to $810,500 or 0.4% of net assets.

(c)  Security fair valued as determined by the Board of Directors.

                          Top Ten Holdings
                         September 30, 1996

      Neiman Marcus Group, Inc.      BET Holdings, Inc.
      United Television, Inc.        Int'l Family  Entertainment, Inc.
      Liberty Corporation            AMETEK, Inc.
      CLARCOR Inc.                   Lamson & Sessions Company
      Dynamics Corp. of America      Lindsay Manufacturing Company

    The accompanying notes are an integral part of the financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 1996

--------------------------------------------------------------------------------

Assets:
 Investments in securities, at value
   (Cost $169,965,036) .......................................      $226,391,409
 Cash ........................................................            43,556
 Receivable for Fund shares sold .............................            55,799
 Receivable for investments sold .............................         1,020,370
 Dividends receivable ........................................           161,475
 Accrued interest receivable .................................            21,741
 Deferred organizational expenses
   (Note 5) ..................................................               885
                                                                    ------------
     Total Assets ............................................       227,695,235
                                                                    ============
Liabilities:
 Payable to Advisor (Note 4) .................................           183,083
 Payable to Custodian ........................................         3,468,236
 Payable for distribution fees
   (Note 6) ..................................................           170,252
 Payable for investments purchased ...........................           252,488
 Payable for Fund shares redeemed ............................           284,228
 Other accrued expenses ......................................            97,745
                                                                    ------------
     Total Liabilities .......................................         4,456,032
                                                                    ------------
     Net Assets (applicable to 11,148,837 shares
       outstanding) (Note 2) .................................      $223,239,203
                                                                    ============
     Net asset value, offering and redemption
       price per share .......................................      $      20.02
                                                                    ============
Net Assets Consists of:
 Capital Stock, at par value (Note 2) ........................            11,149
 Additional paid-in capital ..................................       143,711,003
 Accumulated net realized gain on
 investments .................................................        23,091,004
 Net unrealized appreciation on investments and
   assets and liabilities denominated in foreign
   currencies ................................................        56,426,047
                                                                    ------------
     Net Assets ..............................................      $223,239,203
                                                                    ============

Statement of Operations
For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes of $14,685) ................      $  2,432,873
 Interest ...................................................           197,751
                                                                   ------------
     Total Income ...........................................         2,630,624
                                                                   ------------
Expenses:
 Investment advisory fee (Note 4) ...........................         2,276,908
 Distribution expenses (Note 6) .............................           503,777
 Transfer and shareholder servicing agent fees ..............           484,383
 Custodian fees and expenses ................................           109,460
 Printing and mailing expenses ..............................            57,792
 Legal and audit fees .......................................            44,556
 Directors' fees ............................................            35,076
 Registration fees ..........................................            23,576
 Amortization of organization expenses (Note 5) .............            14,759
 Miscellaneous ..............................................            42,446
                                                                   ------------
     Total Expenses .........................................         3,592,733
                                                                   ------------
Investment loss -- net ......................................          (962,109)
                                                                   ------------
Net Realized and Unrealized Gain on Investments
 and Foreign Currency Transactions:
 Net realized gain on:
 Investments and foreign currency transactions ..............        23,621,731
 Net change in unrealized appreciation ......................         1,263,486
                                                                   ------------
Net gain on investments .....................................        24,885,217
                                                                   ------------
Net increase in net assets resulting from
 operations .................................................      $ 23,923,108
                                                                   ============


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Year Ended September 30,
                                                      ------------------------
                                                        1996            1995
                                                        ----            ----
Increase (decrease) in Net Assets:
Investment loss -- net .........................  $    (962,109)  $    (513,918)
Net realized gain on investments and
foreign currency transactions ..................     23,621,731      16,367,947

Net change in unrealized appreciation ..........      1,263,486      22,785,104
                                                  -------------   -------------
 Net increase in net assets resulting
   from operations .............................     23,923,108      38,639,133
                                                  -------------   -------------
Distributions from net realized gains ..........    (15,495,706)    (12,003,675)
                                                  -------------   -------------
 Share transactions -- net .....................    (16,344,400)     (1,178,460)
                                                  -------------   -------------
Net increase (decrease) in net assets ..........     (7,916,998)     25,456,998
Net Assets:
 Beginning of year .............................    231,156,201     205,699,203
                                                  -------------   -------------
 End of year ...................................  $ 223,239,203   $ 231,156,201
                                                  =============   =============

The Gabelli Small Cap Growth Fund
Notes To Financial Statements

--------------------------------------------------------------------------------

1. Significant Accounting Policies. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to October 22, 1991 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on September 16, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1996.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund's net operating loss of $962,109 for the fiscal year ended September 30, 1996 was charged against paid-in capital. The net operating loss of $513,918 for the fiscal year ended September 30, 1995 was used to offset net short-term capital gains and therefore was charged against undistributed net realized gain on investments. In addition, during fiscal 1995 miscellaneous permanent differences of $24,693 were charged to paid-in capital from distributions in excess of net investment income.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                 Year Ended September 30,
                                                 ------------------------
                                         1996                          1995
                                         ----                          ----
                                Shares         Amount         Shares         Amount
                                ------         ------         ------         ------
Shares sold ................    2,264,334   $ 44,652,493      3,685,060   $ 62,670,998
Shares issued upon
reinvestment of dividends         812,880     15,038,288        737,234     11,685,157

Shares redeemed ............   (3,883,078)   (76,035,181)    (4,400,246)   (75,534,615)
                              -----------   ------------   ------------   ------------

Net increase (decrease) ....     (805,864)  $(16,344,400)        22,048   $ (1,178,460)
                              ===========   ============   ============   ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended September 30, 1996, other than U.S. Government obligations and short-term securities, aggregated $25,749,915 and $49,575,397, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1996.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1996, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $503,777.

7. Transactions with Affiliates. During the year ended September 30, 1996, the Fund paid $25,682 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1996 was $42,750.

8. Transactions in Securities of Affiliated Issuers. Affiliated Issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1996 is set forth below:

                                                                                              Value at
                                  Beginning      Shares    Ending     Realized     Dividend   September
     Affiliated Issuers             Shares        Sold     Shares       Loss        Income    30, 1996
     ------------------           ---------      ------    ------     --------     --------   ---------
Eskimo Pie Corp. ..............     190,000       8,100     181,900  $  (23,165)  $   36,610  $3,001,350
Trans-Lux Corp. ...............     106,052       1,000     105,052      (9,737)      11,100   1,437,899
GEO International Corporation .   1,425,000        --     1,425,000        --           --             1
                                                                     ----------   ----------  ----------
                                                                     $  (32,902)  $   47,710  $4,439,250
                                                                     ==========   ==========  ==========

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                      Fiscal Year Ended September 30,
                                                                      -------------------------------
                                                     1996         1995        1994         1993        1992(a)
                                                  ---------    ---------    ---------    ---------    ---------
Operating Performance:
Net asset value, beginning of period ...........  $   19.34    $   17.24    $   16.90    $   13.10    $   10.00
                                                  ---------    ---------    ---------    ---------    ---------
Net investment income (loss) ...................      (0.09)       (0.04)       (0.05)        0.01         0.04
                                                  ---------    ---------    ---------    ---------    ---------
Net realized and unrealized gain on securities .       2.11         3.17         0.81         3.98         3.14
                                                  ---------    ---------    ---------    ---------    ---------
Total from investment operations ...............       2.02         3.13         0.76         3.99         3.18
                                                  ---------    ---------    ---------    ---------    ---------
Less Distributions:
  Dividends from net investment income .........       --           --           --          (0.03)       (0.01)
  Distributions from net realized
    gain on investments ........................      (1.34)       (1.03)       (0.42)       (0.16)       (0.07)
                                                  ---------    ---------    ---------    ---------    ---------
Net asset value, end of period .................  $   20.02    $   19.34    $   17.24    $   16.90    $   13.10
                                                  =========    =========    =========    =========    =========
Total return(b) ................................      11.01%       19.47%        4.48%       30.65%       31.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in thousands) .......  $ 223,239    $ 231,156    $ 205,699    $ 204,617    $  94,864
  Ratio of  operating  expenses to average
    net assets .................................       1.58%        1.54%        1.54%        1.64%        1.97%*
  Ratio of net investment income (loss) to
    average net assets .........................      (0.42)%      (0.24)%      (0.28)%       0.03%        0.32%*

Portfolio turnover rate ........................         11%          17%          19%          14%          16%
Average commission rate per share(c) ...........  $   0.049         --           --           --           --

----------
*    Annualized

(a)  Fund commenced operations on October 22, 1991.

(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) For fiscal years beginning on or after November 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

The Gabelli Small Cap Growth Fund
Report of Ernst & Young LLP, Independent Auditors

--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1996, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
New York, New York
November 6, 1996

                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1996, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.065 per share. Additionally, on that date, the Fund paid $1.275 per share in long-term capital gains. For fiscal year 1996, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 0.81% . Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                           e-mail: info @ gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

             Mario J. Gabelli, CFA          Felix J. Christiana
             Chairman and Chief             Former Senior
             Investment Officer             Vice President
             Gabelli Funds, Inc.            Dollar Dry Dock Savings Bank

             Anthony J. Colavita            Vincent D. Enright
             Attorney-at-Law                Senior Vice President
             Anthony J. Colavita, P.C.      and Chief Financial Officer
                                            The Brooklyn Union Gas
             John D. Gabelli                Company
             Vice President
             Gabelli & Company, Inc.        Robert J. Morrissey
                                            Attorney-at-Law
             Karl Otto Pohl                 Morrissey & Hawkins
             Former President
             Deutsche Bundesbank            Anthonie C. van Ekris
                                            Managing Director
             Anthony R. Pustorino           BALMAC International, Inc.
             Certified Public Accountant
             Professor, Pace University

                                    OFFICERS

             Mario J. Gabelli, CFA          James E. McKee
             President and                  Secretary
             Chief Investment Officer

             Bruce N. Alpert
             Vice President and Treasurer

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)   Financial Statements:

      (1)   Financial information included in Part A, the Prospectus:

            The Gabelli Equity Income Fund:


            -- Financial Highlights for the years ended September 30, 1996,
               September 30, 1995, September 30, 1994, September 30, 1993 and for the period January 2, 1992 (Commencement of Operations) through September 30, 1992.

            The Gabelli Small Cap Growth Fund:

            -- Financial Highlights for the years ended September 30, 1996,
               September 30, 1995, September 30, 1994, September 30, 1993 and for the period October 22, 1991 (Commencement of Operations) through September 30, 1992.


      (2)   Financial Statements included in Part B, the Statement of Additional
            Information:

            The Gabelli Equity Income Fund:


            -- Portfolio of Investments dated September 30, 1996.

            -- Statement of Assets and Liabilities dated September 30, 1996.

            -- Statement of Operations for the year ended September 30, 1996.

            -- Statement of Changes in Net Assets for the years ended September
               30, 1996 and September 30, 1995.

            -- Notes to Financial Statements.

            -- Financial Highlights for the years ended September 30, 1996,
               September 30, 1995, September 30, 1994, September 30, 1993 and for the period January 2, 1992 (Commencement of Operations) through September 30, 1992.

            -- Report of Ernst & Young LLP (independent auditors) dated November
               6, 1996. The Gabelli Small Cap Growth Fund:

            -- Portfolio of Investments dated September 30, 1996.

            -- Statement of Assets and Liabilities dated September 30, 1996.

            -- Statement of Operations for the year ended September 30, 1996.

            -- Statement of Changes in Net Assets for the years ended September
               30, 1996 and September 30, 1995.

            -- Notes to Financial Statements.

            -- Financial Highlights for the years ended September 30, 1996,
               September 30, 1995, September 30, 1994, September 30, 1993 and for the period October 22, 1991 (Commencement of Operations) through September 30, 1992.

            -- Report of Ernst & Young LLP (independent auditors) dated November
               6, 1996.


(b)   Exhibits:

      (1) Articles of Incorporation of the Registrant (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (2) By-Laws of the Registrant (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (3)   Not Applicable

      (4) (a) Form of Stock Certificate of The Gabelli Small Cap Growth Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

            (b) Form of Stock Certificate of The Gabelli Equity Income Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (5) (a) Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Small Cap Growth Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

            (b) Form of Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Equity Income Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (6) Form of Distribution Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (7)   Not Applicable

      (8) Form of Custodian Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (9) Form of Transfer Agent Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (10) Opinion and Consent of Counsel (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 30, 1991.)

      (11)  (a) Consent of Independent Auditors.

            (b) Powers of Attorney of the Directors (Previously filed as an exhibit to Post-Effective Amendment No. 1 to Registration Statement No. 33-41913 on August 31, 1992.)

      (12)  Not Applicable

      (13) Agreement with Initial Shareholder (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (14) Model IRA Plan (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (15) Form of Distribution Plan (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

      (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

      (27)  Financial Data Schedule

Item 25. Persons Controlled by or Under Common Control with Registrant.

      Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control:
      The Gabelli Asset Fund, The Gabelli Equity Trust Inc., The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Convertible Securities Fund, Inc., The Gabelli Investor Funds, Inc., The Gabelli Global Series Funds Inc., the Gabelli Money Market Funds, The Gabelli Global Multimedia Trust Inc., Gabelli International Growth Fund, Inc., Gabelli Capital Series Fund, Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund, The Westwood Funds, Gabelli International Growth Fund, Inc. and The Gabelli Gold Fund, Inc.

Item 26. Number of Holders of Securities.


      As of January 15, 1997, the approximate number of holders were:

                      (1)                                  (2)
                 Title of Class                 Number of Record Holders

      The Gabelli Small Cap Growth Fund
      Stock, par value $.001 per share                    20,287

      The Gabelli Equity Income Fund Stock,
      par value $.001 per share                           6,656


Item 27. Indemnification.

      The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Equity Income Fund and
      Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, Inc. to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

      See "Management of the Fund" in the Prospectus and "Directors and Officers" in the Statement of Additional Information as well as the Adviser's current Form ADV which has been previously filed with the Securities and Exchange Commission.

Item 29. Principal Underwriters.

      (a) The Distributor, Gabelli & Company,Inc., is also the principal underwriter for The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Value Fund, The Gabelli Convertible Securities Fund, The Gabelli ABC Fund, The Gabelli Global Series Funds, The Gabelli Money Market Funds, The Gabelli Global Multimedia Trust Inc., The Gabelli Gold Fund, Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund and The Westwood Funds.

      (b) The information required with respect to the directors and executive officers of the Distributor is set forth under the heading "Directors and Officers" in the Statement of Additional Information as well as in Gabelli & Company, Inc.'s current Form BD, which has been previously filed with the Securities and Exchange Commission.

      (c) Not applicable. The Registrant's only principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30. Location of Accounts and Records.


      All accounts, books and other documents required to be maintained by
      Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Administrator, BISYS, at the offices of the Fund's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, at the offices of the Fund's Transfer Agent and Dividend Disbursing Agent, State Street Bank and Trust Company, c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171 or at the offices of the Adviser, Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434.


Item 31. Management Services.

      The Registrant is not a party to any management-related service contract.

Item 32. Undertakings.

      Not applicable.

--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of January, 1997.


                                      GABELLI EQUITY SERIES FUNDS, INC.

                                        /s/BRUCE N. ALPERT
                                      -----------------------------------------
                                      By: Bruce N. Alpert
                                      Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following in the capacity and on the date indicated.


       Signature            Title                              Date
        --------              ---                              ----


            *              President, and Director          January 30, 1997
-----------------------
Mario J. Gabelli


     /s/BRUCE ALPERT       Vice-President and Treasurer     January 30, 1997
-----------------------
Bruce N. Alpert

            *              Secretary                        January 30, 1997
-----------------------
James E. McKee

            *              Director                         January 30, 1997
-----------------------
Felix J. Christiana

            *              Director                         January 30, 1997
-----------------------
Anthony J. Colavita

            *              Director                         January 30, 1997
-----------------------
Vincent D. Enright

            *              Director                         January 30, 1997
-----------------------
John D. Gabelli

            *              Director                         January 30, 1997
-----------------------
Robert J. Morrissey

            *              Director                         January 30, 1997
-----------------------
Karl Otto Pohl

            *              Director                         January 30, 1997
-----------------------
Anthony R. Pustorino

            *              Director                         January 30, 1997
-----------------------
Anthonie C. van Ekris

*BY  /s/BRUCE ALPERT       Attorney-in-Fact
-----------------------
Bruce N. Alpert


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

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                                INDEX TO EXHIBITS

    Exhibit
    Number                         Description                    Page Number
    -------                        ---------                      -----------

      11(a) Consent of Independent Auditors



      27    Financial Data Schedule



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